[FRONT COVER]

SEMI-ANNUAL REPORT
June 30, 2001

[COVER GRAPHICS: ACORN, COLUMN, GRADUATION CAP, HANDSHAKE]

GALAXY VIP III FUNDS

[Galaxy Funds Logo]

CHAIRMAN'S MESSAGE

Dear Variable Annuity Policyholder:

    Enclosed is the semi-annual report for The Galaxy VIP Fund for the six months ended June 30, 2001. The report includes a Market Overview that discusses the different economic and market factors that influenced investment returns during this time. Following the Market Overview are reviews for each of The Galaxy VIP Fund portfolios that describe how Fleet Investment Advisors Inc. ("FIA") and Columbia Management Co. managed the portfolios in this climate. Financial statements and a list of individual portfolio holdings as of June 30, 2001 appear at the end of the report.

    The reporting period brought many changes for stocks, bonds, and money market securities. With a rapid deterioration in economic growth and the outlook for corporate earnings, stock prices dropped to levels not seen since 1998. To keep the slowdown from becoming a full-blown recession, the Federal Reserve Board (the "Fed") trimmed the Fed Funds rate four times - for a total cut of 275 basis points (2.75%). As a result, the yields for money market instruments and bonds also fell. Although lower interest rates should eventually boost economic growth going forward, and give the financial markets greater stability, the outlook for stocks and bonds will likely remain uncertain.

    In this environment, it may help to remember two time-tested investment principles. First, it's important to maintain your long-term portfolio strategy in the face of short-term market volatility. The dynamic changes in the prices for stocks and bonds of recent months is not unusual during normal market cycles. Investors who try to "time" market swings may actually reduce their returns.

    Second, you can reduce volatility in your portfolio by keeping your investments well diversified. As stock prices fell during the reporting period, shares of smaller companies outperformed shares of larger firms, and value-oriented stocks generally held up better than growth stocks. As investors sought stability in fixed income investments, and bond prices rallied, total returns for corporate bonds proved stronger than total returns for government issues. If you diversify among different asset classes, and the various sectors within those classes, you increase the chance that some investments will outperform as others underperform and help to buffer the performance of your portfolio from extreme market fluctuations.

    If you would like more information on any of the Galaxy Funds, or have questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252) or visit us at www.galaxyfunds.com. You can also consult your financial advisor.


Sincerely,

/S/ DWIGHT E. VICKS, JR.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees
The Galaxy VIP Fund

[BEGIN SIDEBAR]

MUTUAL FUNDS:

(BULLET) ARE NOT BANK DEPOSITS
(BULLET) ARE NOT FDIC INSURED
(BULLET) ARE NOT OBLIGATIONS OF FLEETBANK
(BULLET) ARE NOT GUARANTEED BY FLEETBANK
(BULLET) ARE SUBJECT TO INVESTMENT RISK INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED

[END SIDEBAR]

MARKET OVERVIEW

[BEGIN SIDEBAR]
"AS INVESTORS REALIZED THAT THE FED WOULD CONTINUE TO CUT RATES TO PREVENT A
  RECESSION, STOCK PRICES ROSE FROM APRIL THROUGH THE MIDDLE OF MAY, WITH TECHNOLOGY ISSUES IN THE LEAD."
[END SIDEBAR

BY FLEET INVESTMENT ADVISORS INC.
      With mixed economic signals in the first six months of 2001, stock and bond prices became more volatile. After dropping sharply from January into April, stock prices firmed as lower interest rates and signs of economic improvement brightened the prospects for corporate earnings. As falling interest rates brought bond yields lower, their prices generally improved. Prices for longer term bonds began to edge lower in May and June, however, as an improving economic outlook raised inflation concerns.
      For the six-month period ended June 30, 2001, stocks of larger firms represented in the Standard & Poor's 500 Index (the "S&P(REGISTRATION MARK) 500 Index") earned a total return of -6.69%. During the same time, stocks of smaller firms represented in the Russell 2000 Index (the "Russell 2000") posted a total return of 6.85% and the Lehman Brothers Government/Credit Bond Index delivered a total return of 3.51%.

MARKETS RESPOND TO THE LONG-AWAITED SLOWDOWN
      For the first quarter of 2001, when the reporting period began, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved at an annualized rate of 1.2%. That followed a similarly modest increase of 1.0% in the fourth quarter of 2000. Operating earnings for companies in the S&P(REGISTRATION MARK) 500 Index increased an average $12.15 per share during 2001's first quarter, versus $13.58 in the last three months of 2000.
      With economic growth and corporate earnings eroding faster than most analysts expected, the Fed followed through on its earlier promise to stimulate growth through lower interest rates. During the first quarter of 2001, the Fed sliced short-term rates a total of 150 basis points. Stock prices fell sharply in this environment, led by issues of technology and large-growth firms. By the middle of March, the S&P(REGISTRATION MARK) 500 Index had fallen 20% from its high in March of 2000 and temporarily entered a "bear market." As at the end of 2000, investors favored stocks whose prices were especially attractive relative to company earnings. This helped value-oriented issues continue to outperform growth stocks. The preference for value favored shares of smaller firms.
      During the first quarter of 2001, the prices of bonds rallied, and their yields fell - along with the yields for money market securities. When the first rate cuts in January suggested better economic times ahead, corporate bonds significantly outperformed government issues. Corporates then underperformed in February and March, as new signs of economic weakness emerged and rekindled concerns about corporate earnings.
      In a further attempt to stimulate growth, the Fed cut short-term interest rates another 125 basis points in the second quarter of 2001. As investors realized that the Fed would continue to cut rates to prevent a recession, stock prices rose from April through the middle of May, with technology issues in the lead. Of further help were cuts in energy costs and federal income taxes. Stock prices then retreated through the end of the quarter, as pre-announcements of corporate earnings proved disappointing. During the quarter, shares of smaller firms continued to outperform shares of larger companies. With a brightening in the outlook for an eventual economic rebound, investors began to favor attractively priced growth-oriented stocks.
      In the bond market, yields for money market instruments and short-maturity issues continued to fall, but yields for longer term bonds began to rise. Whereas short-term yields are more sensitive to actions by the Fed, long-term yields tend to track the outlook for inflation. Despite an economic slowdown, inflation remained near 3.3% and was expected to rise as lower interest rates helped the economy strengthen. In an environment of rising economic expectations, corporate bonds continued to outperform government issues.

[BEGIN SIDEBAR]
"JUST AS ECONOMIC GROWTH EBBED MORE QUICKLY THAN MANY ANALYSTS ANTICIPATED, IT
  NOW APPEARS THAT A REBOUND MAY OCCUR SOONER THAN EXPECTED."
[END SIDEBAR]

MANAGING MARKET CHANGES
      At a time when the economic and market outlooks became increasingly uncertain, the Galaxy VIP Funds benefited from well-diversified portfolios of high quality securities with reasonable prices and from investment strategies that made the most of new market opportunities.
      A reduced emphasis on technology stocks before the reporting period began, due to their previously extreme valuations, benefited the Funds' equity portfolios as technology issues led the market lower through March of 2001. Of further benefit was a continued focus on stocks from sectors that tend to be less vulnerable to an economic downturn. When stock prices deteriorated, we found new investment opportunities in the technology sector, as well as in stocks with heightened economic sensitivity. As before, we maintained our emphasis on quality investments with reasonable valuations.
      In the fixed income portfolios, we adjusted maturities to make the most of cuts in short-term interest rates and a steepening yield curve. Of further benefit were the adjustments we made to the Funds' asset mixes. When the outlook for corporate bond prices improved, we increased investments in that sector for the Galaxy VIP High Quality Bond Fund. In both the Galaxy VIP High Quality Bond Fund and the Galaxy VIP Columbia High Yield Fund II, we shifted the blend of industry sectors to make the most of new investment opportunities that arose. Because the spreads in yields between short-term commercial paper and short-term government debt were quite narrow, we gave greater emphasis to issues of U.S. government agencies in the Galaxy VIP Money Market Fund.

WAITING FOR A REBOUND
      Just as economic growth ebbed more quickly than many analysts anticipated, it now appears that a rebound may occur sooner than expected. If economic conditions deteriorate, the Fed has indicated that it will cut interest rates again to keep a recession at bay. We believe, however, that the economy is nearing a bottom, so the Fed is nearing the end of its cuts.
      Although uncertainty about the timing of a rebound will probably keep stock prices volatile in months to come, we expect prices to advance during the rest of 2001. With continued economic promise, shares of smaller firms may continue to outperform. Historically, small-cap stocks have tended to outperform large-cap issues early in an economic recovery. If a U.S. recovery is delayed, shares of larger firms could assume market leadership.
      Concerns about inflation may keep bond prices volatile, especially the prices of longer term issues. Once it looks as if rates will rise, the prices for shorter maturities should start to fall, and the yield curve should flatten. After outperforming Treasuries in the first half of 2001, corporate bonds may be set for a near-term breather. In an economic recovery, however, corporates would likely outperform over time.

PERFORMANCE AT-A-GLANCE


GALAXY VIP FUNDS PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS

AS OF JUNE 30, 2001             6 MONTHS*  1 YEAR  3 YEARS  5 YEARS LIFE OF FUND
--------------------------------------------------------------------------------
Money Market Fund
(INCEPTION DATE 2/2/93)            2.31%     5.47%   5.28%    5.18%      4.80%
--------------------------------------------------------------------------------
Equity Fund
(INCEPTION DATE 1/11/93)         -13.06    -19.30    6.44    13.89      13.13
--------------------------------------------------------------------------------
Growth and Income Fund
(INCEPTION DATE 3/4/98)           -1.29      2.54    4.96      N/A       4.58
--------------------------------------------------------------------------------
Small Company Growth Fund
(INCEPTION DATE 4/17/98)           5.22    -11.68   15.07      N/A      11.84
--------------------------------------------------------------------------------
Columbia Real Estate Equity Fund II
(INCEPTION DATE 3/3/98)            5.65     19.25    5.92      N/A       5.03
--------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 2/6/93)           -5.17     -8.44    3.76     9.46       9.99
--------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 1/21/93)           2.55     10.44    5.43     6.92       6.26
--------------------------------------------------------------------------------
Columbia High Yield Fund II
(INCEPTION DATE 3/3/98)            3.62      6.48    4.74      N/A       5.21
--------------------------------------------------------------------------------

*     Not annualized


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR AND ADMINISTRATOR ARE PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED. AN INVESTMENT IN THE GALAXY VIP MONEYMARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, YOU COULD LOSE MONEY BY INVESTING IN THIS FUND.

PORTFOLIO REVIEWS

GALAXY VIP MONEY MARKET FUND

[BEGIN SIDEBAR]
[PHOTO OMITTED - KAREN ARNEIL]

KAREN ARNEIL HAS MANAGED THE GALAXY VIP MONEY MARKET FUND SINCE SEPTEMBER 1996. SHE HAS MANAGED MONEY MARKET INVESTMENTS SINCE 1993.
[END SIDEBAR]

KAREN ARNEIL
PORTFOLIO MANAGER
      The Galaxy VIP Money Market Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.
      As investors tried to anticipate when the Fed would cut interest rates and how large the cuts would be, there were many fluctuations in the yields for money market instruments. By making the most of the many investment opportunities that resulted from these fluctuations, and continuing to emphasize securities with strong credit quality, we helped the Fund earn a total return of 2.31% for the six months ended June 30, 2001. Over the same period, the money market funds tracked by Lipper Inc. ("Lipper") earned an average total return of 2.22%. On June 30, 2001, the Fund had an average maturity of 52 days, a 7-day Securities and Exchange Commission ("SEC") effective yield of 3.49%, and a 30-day SEC effective yield of 3.57%.

ADJUSTING TO A YIELD DECLINE
      Expecting yields to head lower, we purchased one-year securities for the Fund at the start of the reporting period to lock in yields at more attractive levels. As part of this strategy, we moved from a "laddered" maturity structure to a "barbelled" structure that balanced the one year instruments with shorter term paper. With concerns about corporate credit, and a lack of supply in high quality corporate paper, we emphasized purchases of U.S. agency issues.
      As short-term rates headed lower in the second quarter of 2001, we concentrated our purchases on issues with maturities of one to three months - whose prices were attractive versus those for longer maturities. With a narrowing in the spreads between yields of commercial paper and issues of U.S. government agencies, we continued to favor purchases of agencies.

PREPARING FOR RATES TO BOTTOM
      Once it is clear that economic growth is firming, and short-term rates are set to rise, we plan to invest in shorter maturities. This strategy should allow us to move into higher yielding assets more quickly as rates increase. In the meantime, we expect to maintain the portfolio strategies now in place, while looking for opportunities to enhance yield that near-term market fluctuations may bring.

GALAXY VIP MONEY MARKET FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2001

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMMERCIAL PAPER                                       51%
U.S. AGENCY OBLIGATIONS                                19%
REPURCHASE AGREEMENT                                   14%
CERTIFICATES OF DEPOSIT                                12%
CORPORATE NOTE & NET OTHER ASSETS AND LIABILITIES       4%

GALAXY VIP MONEY MARKET FUND
7-DAY AVERAGE YIELDS

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Date      7 Day Average Yields
07/31/2000       6.14
08/31/2000       6.15
09/30/2000       6.09
10/31/2000       6.02
11/30/2000       6.02
12/31/2000       5.99
01/31/2001       5.54
02/28/2001       5.05
03/31/2001       4.80
04/30/2001       4.26
05/31/2001       3.67
06/30/2001       3.43

AN INVESTMENT IN THE GALAXY VIP MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - ROBERT C. ARMKNECHT]
ROBERT G. ARMKNECHT BECAME MANAGER OF THE GALAXY VIP EQUITY FUND IN 1998. HE HAS MANAGED EQUITY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1988.
[END SIDEBAR]

GALAXY VIP EQUITY FUND

ROBERT G. ARMKNECHT
PORTFOLIO MANAGER
      The Galaxy VIP Equity Fund seeks long-term growth by investing in stocks of companies that the Fund's advisor believes have above-average earnings potential.
      As investors moved away from shares of larger growth firms whose prices had outstripped their earnings potential, the Fund benefited from a diversified mix of high quality investments with more reasonable valuations. Of further help was a reduced position in the poorly performing technology sector. These positives helped to mitigate an underperformance by many of the Fund's positions that had enhanced returns as the market rallied in 1999 and 2000, but were hit especially hard when the prices for growth stocks tumbled in the first months of 2001.
      For the six months ended June 30, 2001, the Fund generated a total return of -13.06%, versus an average total return of -8.44% for the large-cap core funds tracked by Lipper. Over the same time, the S&P(REGISTRATION MARK) 500 Index had a total return of -6.69%.

MAKING THE MOST OF GROWTH SECTOR WEAKNESS
      At the end of 2000, as investors reduced holdings in the technology sector and other growth groups for more economically "defensive" areas, we shifted assets from issues of technology, retail, and industrial stocks into the financial and capital goods areas. We continued to reduce the Fund's weighting in technology stocks at the start of 2001, while also shifting the mix of holdings in that sector to improve future performance. The Fund remained overweighted in both technology and health care issues, however, which suffered disproportionately as stock prices weakened. Confident in the longer term prospects for our investment strategy, we used the market weakness to increase many of the Fund's positions.
      We continued to sell technology issues in the second quarter of 2001, focusing on stocks with diminished growth potential. Of added help was an outperformance by individual technology, basic materials and health care firms - as well as the Fund's overweighting in the then outperforming health care sector. These positives helped offset a lesser performance by the Fund's energy holdings and certain stocks whose quarterly earnings reports were disappointing. With the proceeds from sales of tech stocks, we added to certain positions in health care and financial firms.

NEW OPPORTUNITY IN CYCLICAL ISSUES
      After several difficult quarters, large company growth stocks appear to be much less overvalued. In months to come, the performance by individual growth stocks should reflect their relative sensitivity to economic change. With a rebound on the horizon, we would expect the economically sensitive "cyclical" sectors to outperform non-cyclical issues - such as consumer staples and pure growth stocks.
      Because many technology stocks have assumed certain cyclical characteristics, they remain quite volatile in this different environment. As stock prices continue to fluctuate in coming months, we hope to take advantage of additional investment opportunities - always maintaining a well-diversified portfolio of high quality investments.


GALAXY VIP EQUITY FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2001

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONSUMER STAPLES                                       24%
FINANCE                                                17%
INDUSTRIAL                                             14%
TECHNOLOGY                                             12%
ENERGY                                                  9%
COMMUNICATIONS                                          9%
OTHER COMMON STOCKS, REPURCHASE AGREEMENT
& NET OTHER ASSETS AND LIABILITIES                      8%
CONSUMER CYCLICAL                                       7%

GALAXY VIP EQUITY FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            S&P(REGISTRATION     GALAXY VIP
            MARK) 500 INDEX      EQUITY FUND

01/11/93         $10,000           $10,000
12/31/93          11,009            10,450
12/31/94          11,151            10,813
12/31/95          15,336            13,706
12/31/96          20,762            16,595
12/31/97          27,686            21,198
12/31/98          35,648            26,184
12/31/99          43,145            33,299
12/31/00          35,571            32,694
06/30/01          33,190            28,424

*SINCE INCEPTION ON 1/11/93. THE S&P(REGISTRATION MARK) 500 INDEX, IN WHICH
 INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - GREGORY M MILLER]

GREGORY M. MILLER BECAME MANAGER OF THE GALAXY VIP GROWTH AND INCOME FUND IN 1998. HE HAS MANAGED EQUITY PORTFOLIOS SINCE 1988.
[END SIDEBAR]

GALAXY VIP GROWTH AND INCOME  FUND

GREGORY M. MILLER
PORTFOLIO MANAGER
      The Galaxy VIP Growth and Income Fund seeks a relatively high total return through long-term capital appreciation and current income. The Fund invests in a diversified portfolio consisting primarily of common stocks selected through traditional research techniques. The Fund's modest income orientation is intended to both enhance returns and dampen share price volatility.
      At a time when the value-oriented sector, where the Fund focuses its investments, outperformed shares of growth firms, we enhanced returns through our ongoing attention to stocks whose prices are particularly attractive versus the earnings potential of their firms. For the six months ended June 30, 2001, the Fund earned a total return of -1.29% versus -6.69% for the S&P(REGISTRATION
MARK) 500 Index. Because the Fund typically gives less attention than other multi-cap value portfolios to shares of small- and mid-sized firms, which outperformed during the reporting period, it lagged the multi-cap value funds tracked by Lipper, which earned an average total return of 1.37%.

SECTOR WEIGHTINGS, STOCK SELECTION PROVE HELPFUL
      In choosing stocks whose prices were attractive versus potential earnings, we had been underweighted in the technology sector for some time. This benefited Fund total returns as technol ogy stocks led the market lower in the first quarter of 2001. Of further help were a modest overweighting and good stock selection in the consumer cyclicals sector and a positive selection in the health care and financial groups. During this time, we continued to add positions in financial firms and selected technology stocks whose prices were especially attractive. We made these purchases by selling certain health care stocks and other holdings that had outperformed.
      In the second quarter, overweightings in energy, health care and capital goods stocks helped offset an underweighting in the better-performing consumer staples sector and an underperformance by the Fund's basic materials and financial holdings. Stock selection in the technology, energy, health care, and transportation sectors also enhanced returns. With signs that economic growth was bottoming, we traded health care issues for stocks with greater economic sensitivity.

SELECTION MAY GAIN IMPORTANCE
      As long as investors remain uncertain about the timing and extent of an economic and market rebound, they should continue to look for opportunities among value-oriented stocks. Now that the discrepancy between prices for value and growth stocks has narrowed, investors will have to be more selective in their choice of value issues. We believe that many investment opportunities will come from the weakened technology sector. Financial stocks also look promising in a climate of low interest rates and potential bottoming in the economy.

GALAXY VIP GROWTH AND INCOME FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2001

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONSUMER STAPLES                                       20%
FINANCE                                                20%
TECHNOLOGY                                             12%
CONSUMER CYCLICAL                                      11%
INDUSTRIAL                                             11%
ENERGY                                                  9%
COMMUNICATIONS                                          8%
BASIC MATERIALS                                         5%
OTHER COMMON STOCKS, REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES                        4%

GALAXY VIP GROWTH AND INCOME FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            S&P(REGISTRATION   GALAXY VIP GROWTH
            MARK) 500 INDEX     AND INCOME FUND

03/04/98         $10,000           $10,000
12/31/98          11,864            10,372
06/30/99          13,333            11,777
12/31/99          14,359            11,136
06/30/00          14,297            11,316
12/31/00          13,053            11,756
06/30/01          12,179            11,605

*SINCE INCEPTION ON 3/4/98. THE S&P(REGISTRATION MARK) 500 INDEX, IN WHICH
 INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - STEPHEN D. BARBARO]

STEPHEN D. BARBARO HAS MANAGED THE GALAXY VIP SMALL COMPANY GROWTH FUND SINCE ITS INCEPTION. HE HAS MANAGED SMALL COMPANY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1976.
[END SIDEBAR]

GALAXY VIP SMALL COMPANY
GROWTH FUND

STEPHEN D. BARBARO
PORTFOLIO MANAGER
      The Galaxy VIP Small Company Growth Fund seeks to provide capital appreciation by investing primarily in the securities of companies with market capitalizations of $1.5 billion or less.
      At a time of relatively weak performance by technology stocks, the Fund benefited from a reduced weighting in that sector and larger weightings in several better-performing areas. With this asset mix, and good stock selection, the Fund earned a total return of 5.22% for the six months ended June 30, 2001, versus an average total return of -4.56% for other small-cap growth funds tracked by Lipper. The Russell 2000, which had a smaller weighting in technology than the Fund, earned a total return of 6.85% over the same time. For the same six-month period, growth stocks within the Russell 2000 earned a total return of 0.04%.

PORTFOLIO DIVERSITY AIDS RETURNS
      Since the beginning of 2000, before the reporting period began, we had taken profits in the increasingly overvalued technology sector. As technology stocks led the market downward in the first quarter of 2001, the Fund benefited from a then significantly reduced weighting in the sector. Of added help was our emphasis on energy, consumer, and industrial stocks, whose earnings outlooks remained strong in the face of a weakening economy, as well as the inclusion of reasonably valued issues of basic industry, capital goods, and specialty retail firms. Such positives, along with strong stock selection in many sectors, helped offset an underweighting in financial issues, which outperformed as interest rates fell. During this time, we continued to trim the Fund's technology positions, and took profits in certain consumer stocks that had performed well. We used the proceeds from these sales to buy health care stocks.
      In the second quarter of 2001, the Fund benefited from an outperformance by its selection of capital goods and technology positions. The better returns from these holdings helped mute the negative effect of an overweighting in the disappointing energy sector, an underweighting in the better performing health care area, and an underperformance from retail stocks after two very strong quarters. At this point, we added stocks of energy and capital goods firms that should benefit from U.S. power needs and took advantage of attractive prices in other parts of the portfolio. We paid for these purchases with further sales of technology and consumer stocks.

FURTHER OUTPERFORMANCE POSSIBLE
      Even though the stocks of smaller firms have outperformed in recent months, they remain attractively priced versus large company issues. As the economy and stock market rebound, we believe that the small-cap sector could continue to outperform.
      In the meantime, the market volatility resulting from further economic uncertainty should provide many new investment opportunities. Given its broadly diversified portfolio, we think that the Fund is well positioned for both a market rebound and any further near-term volatility.

GALAXY VIP SMALL COMPANY GROWTH FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2001

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONSUMER STAPLES                                       22%
CONSUMER CYCLICAL                                      19%
INDUSTRIAL                                             16%
TECHNOLOGY                                             13%
FINANCE                                                10%
ENERGY                                                  9%
COMMUNICATIONS                                          6%
OTHER COMMON STOCKS, CONVERTIBLE PREFERRED
STOCK & NET OTHER ASSETS AND LIABILITIES                5%

GALAXY VIP SMALL COMPANY GROWTH FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                GALAXY VIP SMALL
              RUSSELL 2000    COMPANY GROWTH FUND

04/17/98         $10,000           $10,000
12/31/98           8,806             8,932
06/31/99           9,623             9,783
12/31/99          10,678            14,959
06/30/00          11,003            16,202
12/31/00          10,355            13,600
06/30/01          11,074            14,310

*SINCE INCEPTION ON 4/17/98. THE RUSSELL 2000, IN WHICH INVESTORS CANNOT
 INVEST, IS AN UNMANAGED INDEX OF 2000 SMALL COMPANY STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - DAVID W. JELLISON]

DAVID W. JELLISON HAS MANAGED THE GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II SINCE ITS INCEPTION IN MARCH 1998. A VICE PRESIDENT WITH COLUMBIA MANAGEMENT CO., HE HAS SERVED AS A FINANCIAL ANALYST AND PORTFOLIO MANAGER THERE SINCE 1992.
[END SIDEBAR]

GALAXY VIP COLUMBIA
REAL ESTATE EQUITY FUND II

DAVID W. JELLISON
PORTFOLIO MANAGER
      The Galaxy VIP Columbia Real Estate Equity Fund II seeks capital appreciation and above-average current income. The Fund invests mainly in the equity securities of real estate companies, primarily real estate investment trusts (REITs).
      REIT returns continued to be strong in the first half of 2001 - fueled by their low valuations, stable growth rates, and healthy cash flows. During the first quarter, there was a sharp shift in market sentiment that favored small-cap REIT stocks with high dividends, which were underrepresented in the Fund. This trend seemed to reverse in the second quarter, however. For the six months ended June 30, 2001, the National Association of Real Estate Investment Trusts (NAREIT) Index had a total return of 11.45% and the Fund had a total return of 5.65%. Over the same six-month period, the S&P(REGISTRATION MARK) 500 Index had a total return of -6.69% and the real estate stock funds tracked by Lipper had an average total return of 7.72%.

STABLE GROWTH RATES, LOW VALUATIONS
      The current balance in the supply of and demand for real estate suggests a stability in forward growth rates that, coupled with low valuations, has helped boost REIT performance. Although the risks of declining occupancies and rents posed by a weakening economy have resulted in modest declines in earnings estimates for 2001, these risks have been mitigated by moderating levels of new supply, economic stimulation by the Fed, and contractual lease obligations that protect near- to intermediate-term cash flows.
      The sector leaders in this environment were small-cap, high-dividend companies - largely in the retail and health care sectors. Improving fundamentals in these areas- due to lower interest rates and rising government reimbursements for Medicare, respectively - combined with low earnings multiples (relative to other REITs) helped to produce exceptional returns.
      Although the Fund benefited from sizable weightings in the retail and lodging sectors, both of which have historically benefited from lower interest rates, its six-month total return suffered from an underweighting in small-cap REITs with high dividends. Also reducing returns was an underperformance by holdings in the apartment, industrial, and office sectors - all of which had higher relative valuations and expectations for declining growth rates in a weak economy.
      Top retail performers included Simon Property Group and Pan Pacific Retail, which started the year with low earnings multiples and expectations for improving growth. The worst performers, Boston Properties (an office REIT) and AvalonBay (an apartment REIT), started the period with high earnings multiples and then faced lower growth expectations. Although we reduced weightings in the weaker sectors, the positions remained large enough to diminish returns significantly in the first quarter. As concerns over fundamentals eased at the close of the second quarter, and the office sector strengthened, we began adding to positions in this sector.

REIT OUTLOOK REMAINS FAVORABLE
      A beneficial environment for REITs has been fostered by economically favorable fiscal and monetary policies, a low level of new supply, and attractive valuations. The valuation advantage previously enjoyed by small-cap, high-dividend companies has now narrowed significantly. Given the higher growth rates that higher quality, larger cap companies can generate, their shares could soon outperform. In this market climate, we believe that the Fund's focus on strong management teams with the best prospects for sustainable growth should generate compelling returns in months to come.

PORTFOLIO REVIEWS

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2001

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REAL ESTATE                                            87%
CONSUMER CYCLICAL                                       8%
OTHER COMMON STOCKS, INVESTMENT COMPANY &
NET OTHER ASSETS AND LIABILITIES                        5%

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           S&P(REGISTRATION        GALAXY VIP COLUMBIA
                 NAREIT     MARK) 500 INDEX      REAL ESTATE EQUITY FUND II

03/03/98        $10,000        $10,000                   $10,000
12/31/98          8,482          8,012                     9,043
06/30/99          8,887          8,395                     9,442
12/31/99          8,090          8,008                     8,669
06/30/00          9,156          9,063                     9,875
12/31/00         10,168         11,453                    11,145
06/30/01         10,878         12,764                    11,775

*SINCE INCEPTION ON 3/3/98. THE NAREIT INDEX IS AN UNMANAGED INDEX, IN WHICH
 INVESTORS CANNOT INVEST, OF ALL TAX QUALIFIED REITS LISTED ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE AND THE NASDAQ, WHICH HAVE 75% OR MORE OF THEIR GROSS INVESTED BOOK ASSETS INVESTED DIRECTLY OR INDIRECTLY IN THE EQUITY OWNERSHIP OF REAL ESTATE. ONLY COMMON SHARES ISSUED BY A REIT ARE INCLUDED IN THIS MARKET WEIGHTED INDEX, WHICH INCLUDES DIVIDENDS IN THE MONTH BASED UPON THEIR PAYMENT DATE. RESULTS FOR THE NAREIT INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. THE S&P(REGISTRATION MARK) 500 INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

GALAXY VIP ASSET ALLOCATION FUND

DON JONES AND DAVID LINDSAY
PORTFOLIO MANAGERS
      The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both current income that is greater than income for popular stock market averages, and long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond, and short-term obligations.
      At a time when the prices for many stocks were weakening, the Fund benefited from a sizable position in bonds and a well-diversified portfolio of stocks with reasonable valuations and strong credit quality. For the six months ended June 30, 2001, the Fund earned a total return of -5.17%. That compares to an average total return of -4.47% for the flexible portfolio funds tracked by Lipper. The S&P(REGISTRATION MARK) 500 Index, which tracks the performance of stocks only, earned a total return of -6.69% during the same period.

INCREASED BOND WEIGHTING HELPS RETURNS
      Through most of 2000, before the reporting period began, we had shifted assets from the high-priced technology sector into other areas where prices were more attractive. This strategy helped to buffer Fund returns against the significant losses borne by technology stocks in the first quarter of 2001. During that quarter, we contin ued to reduce the Fund's technology position and traded stocks of certain office equipment firms for holdings in selected equipment "fabricators" that should have better growth potential in an economic recovery.
      Using profits from certain drug and cyclical issues, we increased investments in the energy sector, which performed relatively well in the first quarter. Of added benefit was an increase in the Fund's bond position from 40% of the portfolio to 45% during the first quarter. Because the economic outlook was deteriorating, we continued to limit investments in corporate bonds to half of the Fund's total bond position.
      The larger bond position continued to enhance returns in the second quarter of 2001 as stock prices remained volatile. A strong performance by overweighted positions in drug and financial stocks also helped and, along with a further reduction in the technology weighting, offset the overall losses that occurred again in the technology sector. During the quarter, we traded shares of certain stocks that had underperformed - along with some Treasury bonds and issues of U.S. government agencies - for selected shares of technology, energy, biotech, and financial firms with attractive prices.

SHIFT FROM BONDS TO STOCKS PLANNED
      Although we expect stronger economic growth by the start of 2002, we believe that uncertainty about the timing and extent of a rebound will keep stock prices volatile in the meantime. As prices become more attractive, and a rebound appears more likely, we plan to reduce the Fund's bond position to about 35% of the portfolio and make the most of new investment opportunities. Among the sectors we will be watching for such opportunities are the financial, oil services and technology groups.

[BEGIN SIDEBAR]
[PHOTO OMITTED - DON JONES]

DON JONES HAS MANAGED THE EQUITY PORTION OF THE GALAXY VIP ASSET ALLOCATION FUND SINCE MAY OF 1995 AND PRIOR THERETO WAS THE SOLE MANAGER OF THE FUND. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1977.

[PHOTO OMITTED - DAVID LINDSAY]

DAVID LINDSAY HAS MANAGED THE FIXED INCOME PORTION OF THE GALAXY VIP ASSET ALLOCATION FUND SINCE JANUARY OF 1997. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1986.
[END SIDEBAR]

PORTFOLIO REVIEWS

GALAXY VIP ASSET ALLOCATION FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2001

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMMON STOCKS                                          52%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                 22%
CORPORATE NOTES AND BONDS                              14%
FOREIGN BONDS, MUNICIPAL SECURITY, REPURCHASE
AGREEMENT & NET OTHER ASSETS AND LIABILITIES            8%
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES             4%

GALAXY VIP ASSET ALLOCATION FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            S&P(REGISTRATION   GALAXY VIP ASSET
            MARK) 500 INDEX     ALLOCATION FUND

02/06/93        $10,000             $10,000
12/31/93         10,900              10,530
12/31/94         11,041              10,304
12/31/95         15,185              13,367
12/31/96         20,558              15,328
12/31/97         27,414              18,245
12/31/98         35,298              21,440
12/31/99         42,721              22,955
12/31/00         35,277              23,454
06/30/01         32,916              22,241

*SINCE INCEPTION ON 2/6/93. THE S&P(REGISTRATION MARK) 500 INDEX, IN WHICH
 INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

GALAXY VIP HIGH QUALITY
BOND FUND

MARIE SCHOFIELD
PORTFOLIO MANAGER
      The Galaxy VIP High Quality Bond Fund seeks a high level of current income consistent with prudent risk of capital. The Fund invests primarily in U.S. government securities and corporate issues rated in the four highest credit rating categories by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Ratings Group ("S&P"). At least 65% of total assets are invested in issues rated in the two highest rating categories or unrated issues of comparable quality.
      In a market climate that favored corporate bonds and intermediate maturities, the Fund benefited from increased investments in these sectors. These areas of emphasis helped the Fund earn a total return of 2.55% for the six months ended June 30, 2001. That compares to a total return of 3.51% for the Lehman Brothers Government/Credit Bond Index and an average total return of 3.44% for A-rated corporate bond funds tracked by Lipper. On June 30, 2001, the Fund had a 30-day SEC yield of 5.37%.

MOVING ASSETS AS ECONOMIC OUTLOOK SHIFTS
      When the reporting period began, the Fund's duration was neutral to its market benchmark and we had increased investments in intermediate-term issues. After trimming investments in corporate bonds for most of 2000, we began to take advantage of the attractive prices that became available in that sector during the first quarter of 2001. This enhanced Fund returns as the Fed began to cut interest rates and the longer-term outlook for the economy and corporate earnings improved. In making these investments, we emphasized corporates with strong credit quality. In addition to bonds of financial firms, which have historically outperformed when the yield curve steepens, we added issues from the energy, utility and industrial sectors. Real yields in Treasuries remained unattractive, prompting us to keep the Fund's duration neutral to its benchmark throughout the period.
      We further increased the allocation to corporates in the second quarter, adding to sectors that are expected to benefit from an economic rebound. With the long-term economic outlook improving, we also made selected purchases of issues at the lower end of the investment grade scale. Many of the corporates we bought were longer-term issues, which we balanced with purchases of shorter maturities with the proceeds from the sale of intermediate-term Treasury issues. This served to reduce our "bulleted" maturity structure and position the Fund for the end of the Fed-easing cycle.

PREPARING FOR A RISE IN YIELDS
      As it becomes more certain that the economy and interest rates have bottomed, we plan to increase investments in shorter maturities that will reduce the price sensitivity from rising yields. With the prices for mortgage-backed securities now quite attractive, and a bottom in interest rates soon to reduce the risk of home loan prepayments, we may also add investments in that sector.

[BEGIN SIDEBAR]
[PHOTO OMITTED - MARIE SCHOFIELD]

MARIE SCHOFIELD HAS MANAGED THE GALAXY VIP HIGH QUALITY BOND FUND SINCE MARCH 1996. SHE HAS MANAGED FIXED INCOME ASSETS SINCE 1975.
[END SIDEBAR]

PORTFOLIO REVIEWS

GALAXY VIP HIGH QUALITY BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2001

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTES AND BONDS                              41%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                 27%
MORTGAGE-BACKED SECURITIES                             15%
ASSET-BACKED SECURITIES                                 9%
FOREIGN BONDS, REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES                        8%

GALAXY VIP HIGH QUALITY BOND FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LEHMAN BROTHERS
          GOVERNMENT/CREDIT    GALAXY VIP HIGH
              BOND INDEX      QUALITY BOND FUND
01/21/93        $10,000             $10,000
12/31/93         10,604              10,867
12/31/94          9,984              10,486
12/31/95         12,294              12,094
12/31/96         12,443              12,487
12/31/97         13,657              13,656
12/31/98         14,950              14,981
12/31/99         14,629              14,415
12/31/00         16,920              16,271
06/30/01         17,514              16,686

*SINCE INCEPTION ON 1/21/93. THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX,
 IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF U.S. TREASURY OBLIGATIONS AND THE DEBT OF U.S. GOVERNMENT AGENCIES AS WELL AS ALL PUBLICLY ISSUED, FIXED RATE, NON-CONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED AND SEC-REGISTERED CORPORATE DEBT. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

GALAXY VIP
COLUMBIA HIGH YIELD FUND II

JEFFREY L. RIPPEY AND KURT M. HAVNAER
PORTFOLIO MANAGERS
      The Galaxy VIP Columbia High Yield Fund II seeks a high level of current income with a secondary objective of capital appreciation. The Fund invests primarily in high-yielding corporate bonds rated Ba or lower by Moody's ("junk bonds"), with no more than 10% of its assets in bonds rated below B.
      Returns for high yield bonds were more modest than expected in the first half of 2001, due primarily to the continuing struggles of the telecommunications sector. Other areas of the high yield market performed solidly during this time. With a significantly reduced weighting in telecommunications debt, and a healthy performance from other sectors, the Fund earned a total return of 3.62% for the six months ended June 30, 2001. That compares to a total return of 3.62% for the Lehman Brothers Aggregate Bond Index and an average total return of 1.66% for the high yield bond funds tracked by Lipper. On June 30, 2001, the Fund had a 30-day SEC yield of 7.05%.

ADJUSTMENTS IN SECTOR MIX
      At the start of the year, the telecommunications sector was the largest single industry component of the high yield market. Because many companies in the sector required more capital to meet funding needs at a time when investor demand for the debt of these firms was relatively light, the bonds of these issuers dropped significantly in value.
      In this environment, we kept an underweighted position in telecommunications debt, reducing our weighting by four percentage points in the second quarter alone. The cable sector also produced disappointing results for the period. We offset the effects of this weak performance on Fund returns by also reducing our weighting in cable positions.
      The Fund benefited from a strong performance by issues of health care and energy firms, which we increased during the period, as well as by bonds in the gaming group. Returns were further enhanced by healthy gains from individual holdings such as United Rentals (an equipment rental company), American Axle (a supplier of driveline systems to auto manufacturers) and Silgan (the largest U.S. manufacturer of metal food cans). The added returns from these issues helped offset the disappointing performance of certain individual issues, such as Level 3 (an emerging telecommunications service provider).

IMPROVING ECONOMY SHOULD BENEFIT HIGH YIELD BONDS
      We expect the market environment to remain favorable to high yield issues. As lower levels of interest rates and the recent tax cuts help to stabilize the economy, the outlook for corporate earnings should improve and demand for high yield bonds should rise.

[BEGIN SIDEBAR]
[PHOTO OMITTED - JEFFREY L. RIPPEY]

JEFFREY L. RIPPEY HAS MANAGED THE GALAXY VIP COLUMBIA HIGH YIELD FUND II SINCE 1998. A VICE PRESIDENT OF COLUMBIA MANAGEMENT CO., MR. RIPPEY HAS MANAGED FIXED INCOME PORTFOLIOS SINCE 1981.

[PHOTO OMITTED - KURT M. HAVNAER]

KURT M. HAVNAER, ALSO A VICE PRESIDENT OF COLUMBIA MANAGEMENT CO., HAS SERVED AS CO-MANAGER OF THE FUND SINCE 2000.
[END SIDEBAR]

PORTFOLIO REVIEWS

GALAXY VIP COLUMBIA HIGH YIELD FUND II
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2001

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTES AND BONDS                86%
U.S. GOVERNMENT OBLIGATION               11%
INVESTMENT COMPANY & NET
OTHER ASSETS AND LIABILITIES              3%

GALAXY VIP COLUMBIA HIGH YIELD FUND II
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LEHMAN BROTHERS     GALAXY VIP HIGH
         AGGREGATE BOND INDEX    YIELD FUND II
03/03/98        $10,000             $10,000
12/31/98         10,961              10,739
06/30/99         10,975              10,592
12/31/99         10,651              11,022
06/30/00         11,076              11,120
12/31/00         11,889              11,426
06/30/01         12,319              11,840

*SINCE INCEPTION ON 3/3/98. THE LEHMAN BROTHERS AGGREGATE BOND INDEX, IN WHICH
 INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX COMPRISED OF TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

     MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

 PAR VALUE                                              VALUE
-----------                                           ---------

COMMERCIAL PAPER (A) - 51.49%


                FINANCE - 23.82%

 $  700,000     AIG Funding, Inc.
                3.89%, 07/13/01..................  $     699,092
    700,000     BMW US Capital Corp.
                3.77%, 07/12/01..................        699,194
    700,000     CDC Commercial Paper Co.
                3.92%, 07/06/01 (B)..............        699,619
    700,000     Novartis Finance Corp.
                4.00%, 07/06/01 (B)..............        699,611
    700,000     Paccar Financial Corp.
                4.23%, 07/20/01..................        698,437
    700,000     UBS Finance (DE) LLC
                3.98%, 07/06/01..................        699,613
    700,000     Verizon Global Funding Corp.
                3.92%, 07/27/01 (B)..............        698,018
                                                   -------------
                                                       4,893,584
                                                   -------------

                CONSUMER STAPLES - 20.41%

    700,000     Abbott Laboratories
                3.95%, 07/03/01 (B)..............        699,847
    700,000     Bayer Corp.
                3.89%, 07/13/01 (B)..............        699,092
    700,000     Coca Cola Co.
                3.67%, 07/31/01..................        697,859
    700,000     Merck & Co., Inc.
                3.93%, 07/05/01..................        699,694
    700,000     Pfizer, Inc.
                3.90%, 07/05/01 (B)..............        699,697
    700,000     Procter & Gamble Co.
                3.85%, 07/19/01..................        698,653
                                                   -------------
                                                       4,194,842
                                                   -------------

                UTILITIES (B) - 3.88%

    800,000     BellSouth Corp.
                3.65%, 08/09/01..................        796,837
                                                   -------------

                HIGHER EDUCATION - 3.38%

    700,000     Harvard University
                3.77%, 09/04/01..................        695,235
                                                   -------------
                TOTAL COMMERCIAL PAPER ..........     10,580,498
                                                   -------------
                (Cost $10,580,498)

U.S. AGENCY OBLIGATIONS (A) - 19.22%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 16.78%

  1,464,000     4.00%, 07/12/01..................      1,462,211
  1,000,000     3.66%, 09/06/01..................        993,188
  1,000,000     3.56%, 09/13/01..................        992,682
                                                   -------------
                                                       3,448,081
                                                   -------------

 PAR VALUE                                              VALUE
-----------                                           ---------

                FEDERAL HOME LOAN MORTGAGE ASSOCIATION - 2.44%

 $  503,000     3.95%, 08/02/01..................  $     501,234
                                                   -------------
                TOTAL U.S. AGENCY OBLIGATIONS ...      3,949,315
                                                   -------------
                (Cost $3,949,315)

CERTIFICATES OF DEPOSIT - 11.68%

    500,000     Barclays Bank Plc, Yankee
                5.21%, 02/20/02..................        500,000
    500,000     Royal Bank of Canada
                5.07%, 02/13/02..................        499,696
    700,000     State Street Bank & Trust Co.
                3.80%, 07/30/01..................        700,000
    700,000     Toronto-Dominion Bank
                5.38%, 01/16/02..................        700,037
                                                   -------------
                TOTAL CERTIFICATES OF DEPOSIT ...      2,399,733
                                                   -------------
                (Cost $2,399,733)

CORPORATE NOTE - 3.71%

    745,000     Associates Corp. of North America
                Senior Notes
                6.50%, 07/15/02..................        763,345
                                                   -------------
                TOTAL CORPORATE NOTE ............        763,345
                                                   -------------
                (Cost $763,345)

REPURCHASE AGREEMENT - 14.11%

  2,900,000     Repurchase Agreement with:
                Credit Suisse First Boston
                3.98%, Due 07/02/2001, dated 06/29/2001
                Repurchase Price $2,900,962
                (Collateralized by U.S. Treasury
                Bonds & Notes 4.25% - 10.00%,
                Due 08/31/2001 - 05/15/2030;
                Total Par $2,690,117
                Market Value $2,958,014).........      2,900,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      2,900,000
                                                   -------------
                (Cost $2,900,000)
TOTAL INVESTMENTS - 100.21%......................     20,592,891
                                                   -------------
(Cost $20,592,891)
NET OTHER ASSETS AND LIABILITIES - (0.21)%.......        (42,812)
                                                   -------------
NET ASSETS - 100.00%.............................  $  20,550,079
                                                   =============

-----------------------------
(A)    Discount yield at time of purchase.
(B) Securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2001, these securities amounted to $4,992,721 or 24.30% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

     EQUITY FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

   SHARES                                               VALUE
 ----------                                           ---------

COMMON STOCKS - 94.49%


                CONSUMER STAPLES - 23.83%

     12,000     Amgen, Inc.*.....................  $     728,160
     35,000     Anheuser-Busch Cos., Inc.........      1,442,000
     40,000     Baxter International, Inc........      2,020,000
     25,000     Bristol-Myers Squibb Co..........      1,307,500
     42,500     Elan Corp. Plc, ADR*.............      2,592,500
     15,000     Forest Laboratories, Inc.*.......      1,065,000
     40,000     Johnson & Johnson Co.............      2,000,000
     10,000     Kraft Foods, Inc.*...............        310,000
     17,500     Medtronic, Inc...................        805,175
     22,500     Merck & Co., Inc.................      1,437,975
     30,000     PepsiCo, Inc.....................      1,326,000
     50,000     Pfizer, Inc......................      2,002,500
     35,000     Pharmacia Corp...................      1,608,250
     15,000     Procter & Gamble Co..............        957,000
     40,000     Tenet Healthcare Corp.*..........      2,063,600
                                                   -------------
                                                      21,665,660
                                                   -------------

                FINANCE - 16.64%

     20,000     American Express Co..............        776,000
     30,000     American International Group, Inc.     2,580,000
     40,000     Citigroup, Inc...................      2,113,600
     22,500     Fannie Mae.......................      1,915,874
     21,000     Golden West Financial Corp.......      1,349,040
     15,000     Goldman Sachs Group, Inc.........      1,287,000
     30,000     John Hancock Financial Services, Inc.  1,207,800
     44,600     Morgan (J.P.) Chase & Co.........      1,989,160
     20,000     Washington Mutual, Inc...........        751,000
     25,000     Wells Fargo & Co.................      1,160,750
                                                   -------------
                                                      15,130,224
                                                   -------------

                INDUSTRIAL - 13.95%

     20,000     Celestica, Inc.*.................      1,030,000
     57,500     Flextronics International, Ltd.*.      1,501,325
     30,000     General Electric Co..............      1,462,500
     38,000     Honeywell International, Inc.....      1,329,620
     20,000     Illinois Tool Works, Inc.........      1,266,000
     15,000     Maxim Integrated Products, Inc.*.        663,150
     10,000     Minnesota Mining & Manufacturing Co.   1,141,000
     45,000     Tyco International, Ltd..........      2,452,500
     25,000     United Technologies Corp.........      1,831,500
                                                   -------------
                                                      12,677,595
                                                   -------------

   SHARES                                               VALUE
 ----------                                           ---------

                TECHNOLOGY - 11.96%

     20,000     Applied Materials, Inc.*.........  $     982,000
     40,000     Automatic Data Processing, Inc...      1,988,000
     27,500     EMC Corp.*.......................        798,875
     26,000     Genentech, Inc.*.................      1,432,600
     30,000     Intel Corp.......................        877,500
     15,000     International Business Machines Corp.  1,695,000
     17,500     Microsoft Corp.*.................      1,277,500
     17,000     Siebel Systems, Inc.*............        797,300
     32,500     Texas Instruments, Inc...........      1,023,750
                                                   -------------
                                                      10,872,525
                                                   -------------

                ENERGY - 8.89%

     22,500     Baker Hughes, Inc................        753,750
     40,000     BP Plc, ADR......................      1,994,000
     50,000     Conoco, Inc., Class B............      1,445,000
     10,000     Cooper Cameron Corp.*............        558,000
     20,000     Kerr-McGee Corp..................      1,325,400
     25,000     National-Oilwell, Inc.*..........        670,000
     12,500     Transocean Sedco Forex, Inc......        515,625
     25,000     Williams Cos., Inc...............        823,750
                                                   -------------
                                                       8,085,525
                                                   -------------

                COMMUNICATIONS - 8.64%

     50,000     American Tower Corp., Class A*...      1,033,500
     27,500     AOL Time Warner, Inc.*...........      1,457,500
     50,000     AT&T Corp. - Liberty Media Corp.,
                Class A*.........................        874,500
     50,000     Cisco Systems, Inc.*.............        910,000
     45,000     JDS Uniphase Corp.*..............        562,500
     34,000     Qwest Communications
                International, Inc...............      1,083,580
     25,000     Viacom, Inc., Class B*...........      1,293,750
     45,000     WorldCom, Inc.-WorldCom Group*...        639,000
                                                   -------------
                                                       7,854,330
                                                   -------------

                CONSUMER CYCLICAL - 7.55%

     37,500     Costco Wholesale Corp.*..........      1,540,500
     35,000     CVS Corp.........................      1,351,000
     60,000     Dollar General Corp..............      1,170,000
     20,000     Harley-Davidson, Inc.............        941,600
     40,000     Home Depot, Inc..................      1,862,000
                                                   -------------
                                                       6,865,100
                                                   -------------

                BASIC MATERIALS - 1.85%

     25,000     Dow Chemical Co..................        831,250
     25,000     Georgia-Pacific Group............        846,250
                                                   -------------
                                                       1,677,500
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

EQUITY FUND

JUNE 30, 2001 (UNAUDITED)

   SHARES                                               VALUE
 ----------                                           ---------

                UTILITIES - 1.18%

     25,000     AES Corp.*.......................  $   1,076,250
                                                   -------------
                TOTAL COMMON STOCKS .............     85,904,709
                                                   -------------
                (Cost $75,088,650)
   PAR VALUE
  ----------

REPURCHASE AGREEMENT - 6.50%

 $5,906,000     Repurchase Agreement with:
                Credit Suisse First Boston
                3.98%, Due 07/02/2001, dated 06/29/2001
                Repurchase Price $5,906,653
                (Collateralized by U.S. Treasury
                Bonds & Notes 4.25 - 10.00%,
                Due 08/31/2001 - 05/15/2030;
                Total Par $5,478,561,
                Market Value 6,024,149)..........      5,906,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      5,906,000
                                                   -------------
                (Cost $5,906,000)
TOTAL INVESTMENTS - 100.99%......................     91,810,709
                                                   -------------
(Cost $80,994,650)
NET OTHER ASSETS AND LIABILITIES - (0.99)%.......       (897,375)
                                                   -------------
NET ASSETS - 100.00%.............................  $  90,913,334
                                                   =============

------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

     GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

   SHARES                                               VALUE
 ----------                                           ---------

COMMON STOCKS - 98.50%


                CONSUMER STAPLES - 20.48%

      3,700     American Home Products Corp......  $     216,228
      4,700     Anheuser-Busch Cos., Inc.........        193,640
      2,900     Avery Dennison Corp..............        148,045
      5,900     Elan Corp. Plc, ADR*.............        359,900
      2,400     Forest Laboratories, Inc., Class A*      170,400
      5,600     Genzyme Corp.*...................        341,600
     12,300     HEALTHSOUTH Corp.*...............        196,431
      4,400     Johnson & Johnson Co.............        220,000
      2,400     Merck & Co., Inc.................        153,384
      4,050     PepsiCo, Inc.....................        179,010
      5,020     Pharmacia Corp...................        230,669
                                                   -------------
                                                       2,409,307
                                                   -------------

                FINANCE - 19.57%

      1,500     American International Group, Inc.       129,000
      4,000     Bank of America Corp.............        240,120
      5,000     Bank One Corp....................        179,000
      2,200     Chubb Corp.......................        170,346
      1,400     CIGNA Corp.......................        134,148
      5,833     Citigroup, Inc...................        308,216
      3,800     Countrywide Credit Industries, Inc.      174,344
      3,600     Lincoln National Corp............        186,300
      4,625     Morgan (J.P.) Chase & Co.........        206,275
      2,966     Standard & Poor's Depository Receipts    363,780
      4,550     Wells Fargo & Co.................        211,257
                                                   -------------
                                                       2,302,786
                                                   -------------

                TECHNOLOGY - 11.80%

      7,350     Avnet, Inc.......................        164,787
      8,050     BMC Software, Inc.*..............        181,447
      8,000     Compaq Computer Corp.............        123,920
      2,850     Computer Sciences Corp.*.........         98,610
      3,950     Electronic Data Systems Corp.....        246,875
      4,200     Hewlett-Packard Co...............        120,120
      2,550     International Business Machines Corp.    288,150
      5,200     Texas Instruments, Inc...........        163,800
                                                   -------------
                                                       1,387,709
                                                   -------------

                CONSUMER CYCLICAL - 10.94%

      6,000     Circuit City Stores-Circuit City Group   108,000
      3,400     Eastman Kodak Co.................        158,712
      4,350     Ford Motor Co....................        106,792
      5,000     Lowe's Cos., Inc.................        362,750
      4,800     McDonald's Corp..................        129,888
      6,700     Penney (J.C.) Co., Inc...........        176,612
      5,600     Sherwin-Williams Co..............        124,320
      7,500     Staples, Inc.*...................        119,925
                                                   -------------
                                                       1,286,999
                                                   -------------

   SHARES                                               VALUE
 ----------                                           ---------

                INDUSTRIAL - 10.85%

      4,750     General Electric Co..............  $     231,563
      4,200     Honeywell International, Inc.....        146,958
      1,900     Minnesota Mining & Manufacturing Co.     216,790
      5,500     Tyco International, Ltd..........        299,750
      3,100     United Technologies Corp.........        227,106
      5,000     Waste Management, Inc............        154,100
                                                   -------------
                                                       1,276,267
                                                   -------------

                ENERGY - 8.85%

      4,950     Baker Hughes, Inc................        165,825
      3,600     BP Amoco Plc, ADR................        179,460
      2,600     Exxon Mobil Corp.................        227,110
      4,300     Halliburton Co...................        153,080
      1,800     Kerr-McGee Corp..................        119,286
      1,850     Schlumberger, Ltd................         97,402
      2,400     Transocean Sedco Forex, Inc......         99,000
                                                   -------------
                                                       1,041,163
                                                   -------------

                COMMUNICATIONS - 8.16%

      4,000     AT&T Corp........................         88,000
      4,200     Cisco Systems, Inc.*.............         76,440
      8,000     Harris Corp......................        217,680
     11,000     Loral Space & Communications, Ltd.*       30,800
      8,950     Motorola, Inc....................        148,212
      4,100     SBC Communications, Inc..........        164,246
      3,000     Verizon Communications, Inc......        160,500
        200     WorldCom, Inc.-MCI Group.........          2,840
      5,000     WorldCom, Inc.-WorldCom Group*...         71,000
                                                   -------------
                                                         959,718
                                                   -------------

                BASIC MATERIALS - 5.59%

      4,900     CenturyTel, Inc..................        148,470
      6,600     Pall Corp........................        155,298
      2,000     PPG Industries, Inc..............        105,140
      2,400     Praxair, Inc.....................        112,800
     10,650     Solutia, Inc.....................        135,787
                                                   -------------
                                                         657,495
                                                   -------------

                TRANSPORTATION - 2.26%

      2,300     British Airways Plc, ADR.........        112,516
      5,100     Burlington Northern Santa Fe Corp.       153,867
                                                   -------------
                                                         266,383
                                                   -------------
                TOTAL COMMON STOCKS .............     11,587,827
                                                   -------------
                (Cost $10,688,914)

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

GROWTH AND INCOME FUND

JUNE 30, 2001 (UNAUDITED)

 PAR VALUE                                              VALUE
-----------                                           ---------

REPURCHASE AGREEMENT - 1.62%

 $  191,000     Repurchase Agreement with:
                Credit Suisse First Boston
                3.98%, Due 07/02/2001, dated 06/29/2001
                Repurchase Price $191,063
                (Collateralized by U.S. Treasury
                Bonds & Notes 4.25% - 10.00%,
                Due 08/31/2001 - 05/15/2030;
                Total Par $177,177
                Market Value $194,821)...........  $     191,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        191,000
                                                   -------------
                (Cost $191,000)
TOTAL INVESTMENTS - 100.12%......................     11,778,827
                                                   -------------
(Cost $10,879,914)
NET OTHER ASSETS AND LIABILITIES - (0.12)%.......        (13,978)
                                                   -------------
NET ASSETS - 100.00%.............................  $  11,764,849
                                                   =============

------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

     SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

   SHARES                                               VALUE
 ----------                                           ---------

COMMON STOCKS - 97.75%


                CONSUMER STAPLES - 22.13%

      1,170     Accredo Health, Inc.*............  $      43,512
      1,100     Adolor Corp.*....................         23,760
        600     Atrix Laboratories, Inc.*........         14,220
      2,790     ATS Medical, Inc.*...............         35,154
      1,200     Beverly Enterprises, Inc.*.......         12,840
      1,270     Bright Horizon Family Solutions, Inc.*    39,878
        400     Cerus Corp.*.....................         29,028
      1,320     Charles River Associates, Inc.*..         23,100
        110     Closure Medical Corp.*...........          2,527
         50     Eden Bioscience Corp.*...........            499
      1,100     Education Management Corp.*......         44,055
      1,830     ESC Medical Systems, Ltd.*.......         52,795
        500     F.Y.I., Inc.*....................         20,500
        110     First Horizon Pharmaceutical Corp.*        3,531
        750     FirstService Corp.*..............         16,950
      1,030     Forrester Research, Inc.*........         23,268
      1,100     Haemonetics Corp.*...............         33,550
      4,440     Hooper Holmes, Inc...............         45,510
        800     IDEXX Laboratories, Inc.*........         25,000
      1,430     Kroll-O'Gara (The) Co.*..........         13,528
        600     LCA-Vision, Inc. *...............          1,500
      1,430     Lifecore Biomedical, Inc.*.......          7,150
      1,380     LifePoint Hospitals, Inc.*.......         61,106
        870     Luminex Corp.*...................         17,391
      1,030     Med-Design Corp.*................         31,044
        600     Neopharm, Inc.*..................         15,300
      1,290     On Assignment, Inc.*.............         23,220
      1,700     Orthodontic Centers of America, Inc.*     51,663
      1,430     Pennzoil-Quaker State Co.........         16,016
      1,200     Performance Food Group Co.*......         36,276
      1,960     Pre-Paid Legal Services, Inc.*...         43,120
      1,600     Princeton Review, Inc.*..........         13,760
      6,550     ProsoftTraining.com*.............          8,187
      1,405     Province Healthcare Co.*.........         49,582
      1,210     Rent-A-Center, Inc.*.............         63,646
      1,330     Source Information Management Co.*         7,355
      1,200     Sylvan Learning Systems, Inc.*...         29,160
      2,460     Thoratec Laboratories Corp.*.....         38,253
      1,600     Triad Hospitals, Inc.*...........         47,152
        860     Trico Marine Services, Inc.*.....          9,150
      2,200     US Oncology, Inc.*...............         19,558
        900     Visx, Inc.*......................         17,415
                                                   -------------
                                                       1,110,209
                                                   -------------

                CONSUMER CYCLICAL - 19.45%

      2,210     American Classic Voyages Co.*....          6,586
        765     Applebee's International, Inc....         24,480
      1,630     Bally Total Fitness Holding Corp.*        48,264
        400     Beazer Homes USA, Inc.*..........         25,396
        600     Bell Microproducts, Inc.*........          7,176
      3,020     Bombay Co. (The), Inc.*..........          8,154
        620     Borg-Warner, Inc.................         30,764
      1,510     Brass Eagle, Inc.*...............         13,892

   SHARES                                               VALUE
 ----------                                           ---------

                          CONSUMER CYCLICAL (CONTINUED)

        300     Brookstone, Inc.*................  $       5,310
      1,700     Buca, Inc.*......................         36,975
      1,210     Casey's General Stores, Inc......         15,730
      2,910     Cash America International, Inc..         24,735
        500     CEC Entertainment, Inc.*.........         24,675
      1,000     Clayton Homes, Inc...............         15,720
      1,080     Cooper Tire & Rubber Co..........         15,336
      1,365     D.R. Horton, Inc.................         30,985
      2,460     Dura Automotive Systems, Inc.*...         39,360
      1,000     Furniture Brands International, Inc.*     28,000
        800     Harman International Industries, Inc.     30,472
      3,760     InterTAN, Inc.*..................         52,640
        300     Maxwell Shoe Co., Inc.*..........          5,100
      1,000     Mesa Air Group, Inc.*............         12,350
        750     Midwest Express Holdings, Inc.*..         13,012
        320     Mobile Mini, Inc.*...............         10,554
        700     Navigant International, Inc.*....          9,800
      2,110     Nu Skin Enterprises, Inc., Class A        17,935
      1,000     O'Charley's, Inc.*...............         19,380
      1,400     Pier 1 Imports, Inc..............         16,100
        360     Polaris Industries, Inc..........         16,488
        775     Rare Hospitality International, Inc.*     17,515
        830     Ruby Tuesday, Inc................         14,193
        400     Ryland Group, Inc................         20,240
        300     School Specialty, Inc.*..........          7,755
        700     SCP Pool Corp.*..................         24,108
        600     Shuffle Master, Inc.*............         12,600
        800     Stanley Furniture, Inc.*.........         21,520
      3,910     Tower Automotive, Inc.*..........         40,077
      1,120     Travis Boats & Motors, Inc.*.....          3,024
        400     Tweeter Home
                Entertainment Group, Inc.*.......         14,120
      1,000     Ultimate Electronics, Inc.*......         32,420
      1,400     United Stationers, Inc.*.........         44,184
      1,090     Vans, Inc.*......................         25,615
      1,370     Wabash National Corp.............         16,577
      2,340     Watsco, Inc......................         32,994
      1,290     Zale Corp.*......................         43,473
                                                   -------------
                                                         975,784
                                                   -------------

                INDUSTRIAL - 15.75%

      1,500     Armor Holdings, Inc.*............         22,500
      1,140     Axsys Technologies, Inc.*........         13,532
        830     Belden, Inc......................         22,203
        400     Brooks Automation, Inc.*.........         18,440
        600     Chicago Bridge & Iron Co.........         20,310
        590     Cognex Corp.*....................         19,972
        375     CUNO, Inc.*......................         11,250
      1,250     DAL-Tile International, Inc.*....         23,188
      1,180     EGL, Inc.*.......................         20,603
        900     Engineered Support Systems, Inc..         35,271
        100     FEI Co.*.........................          4,100
      1,500     Foster Wheeler Corp..............         13,575
      1,200     Genesee & Wyoming, Inc.*.........         23,400
      1,610     Gentex Corp.*....................         44,871


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

SMALL COMPANY GROWTH FUND

JUNE 30, 2001 (UNAUDITED)

   SHARES                                               VALUE
 ----------                                           ---------

                INDUSTRIAL (CONTINUED)

        100     Global Power Equipment Group, Inc.*$       2,930
        900     Graco, Inc.......................         29,700
      1,465     Heartland Express, Inc.*.........         33,402
      2,849     HEICO Corp., Class A.............         51,140
      2,090     Hexcel Corp.*....................         26,648
      1,200     LeCroy Corp.*....................         30,564
      1,270     Maverick Tube Corp.*.............         21,527
        410     Methode Electronics, Inc., Class A         3,526
      1,800     NAM Tai Electronics, Inc.........         27,018
      1,100     NCI Building Systems, Inc.*......         20,075
      3,400     NS Group, Inc.*..................         45,390
      3,160     PCD, Inc.*.......................         14,267
        870     Photon Dynamics, Inc.*...........         23,490
      1,580     Presstek, Inc.*..................         18,960
        800     Swift Transportation Co., Inc.*..         15,408
      1,680     Titan Corp.*.....................         38,472
        660     TRC Cos., Inc.*..................         26,512
        800     UTI Worldwide, Inc.*.............         12,736
        900     Valence Technology, Inc.*........          5,787
      1,400     Werner Enterprises, Inc..........         33,950
      1,200     Willbros Group, Inc.*............         15,600
                                                   -------------
                                                         790,317
                                                   -------------

                TECHNOLOGY - 12.59%

      1,480     ADE Corp.*.......................         28,120
      1,340     Asyst Technologies, Inc.*........         18,090
        400     August Technology Corp.*.........          5,712
      1,100     Credence Systems Corp.*..........         26,664
        460     DuPont Photomasks, Inc.*.........         22,195
        990     eRoomSystem Technologies, Inc.*..            941
        380     FactSet Research Systems, Inc....         13,566
        285     Fair, Isaac & Co., Inc...........         17,619
      1,010     Helix Technology Corp............         30,785
      1,100     Integrated Measurement Systems, Inc.*     24,145
      1,560     Kopin Corp.*.....................         18,938
        910     LTX Corp.*.......................         23,260
      1,690     Management Network Group, Inc.*..         10,309
      2,950     Mercator Software, Inc.*.........          7,346
      1,730     Meta Group, Inc.*................          4,463
      1,000     Moldflow Corp.*..................         15,410
        500     Monolithic System Technology, Inc.*        5,525
        500     National Data Corp...............         16,200
      1,130     National Instruments Corp.*......         36,669
      2,100     OAK Technology, Inc.*............         22,239
      1,320     Photronics, Inc.*................         33,871
      2,600     Pioneer Standard Electronics, Inc.        33,280
      1,440     PLATO Learning, Inc.*............         44,568
        600     PRI Automation, Inc.*............         11,115
         20     ProBusiness Services, Inc.*......            531
      2,100     SeaChange International, Inc.*...         37,863
      1,322     SPSS, Inc.*......................         20,901
      2,910     Tanning Technology Corp.*........         14,114
      1,200     Therma-Wave, Inc.*...............         22,884
        680     Varian Semiconductor Equipment*..         28,560
        870     Veeco Instruments, Inc.*.........         34,583
      1,100     Zamba Corp.*.....................          1,100
                                                   -------------
                                                         631,566
                                                   -------------

   SHARES                                               VALUE
 ----------                                           ---------

                FINANCE - 9.90%

        300     Andover Bancorp, Inc.............  $      15,075
      1,090     Annuity & Life Re (Holdings), Ltd.        38,968
        360     Commerce Bancorp, Inc............         25,236
      1,120     Fidelity National Financial, Inc.         27,518
        550     Flushing Financial Corp..........         13,151
      1,200     HCC Insurance Holdings, Inc......         29,400
      2,090     Hibernia Corp., Class A..........         37,202
        605     Hudson United Bancorp............         15,428
      1,960     MFC Bancorp, Ltd.*...............         16,111
      1,810     Mutual Risk Management, Ltd......         16,109
        945     Provident Bankshares Corp........         23,568
        700     Resource Bancshares Mortgage
                Group, Inc.......................          5,110
        250     Richmond County Financial Corp...          9,380
      2,990     Riggs National Corp..............         50,800
      1,390     Southwest Bancorp of Texas, Inc.*         41,992
      1,100     Sterling Bancshares, Inc.........         21,098
        800     Trenwick Group, Ltd..............         18,336
        525     Valley National Bancorp..........         14,884
        800     Webster Financial Corp...........         26,224
      1,300     Westamerica Bancorp..............         51,025
                                                   -------------
                                                         496,615
                                                   -------------

                ENERGY - 8.94%

      1,510     3TEC Energy Corp.*...............         24,160
      1,200     Arch Coal, Inc...................         31,044
      1,400     ATP Oil & Gas Corp.*.............         15,736
        800     Brown (Tom), Inc.*...............         19,200
        670     Cabot Oil & Gas Corp., Class A...         16,348
      2,440     Callon Petroleum Co.*............         28,914
        270     Evergreen Resources, Inc.*.......         10,260
      1,200     Exco Resources, Inc.*............         21,780
      1,700     Grey Wolf, Inc.*.................          6,800
        600     Louis Dreyfus Natural Gas Corp.*.         20,910
        750     Marine Drilling Cos., Inc.*......         14,332
      1,600     Massey Energy Co.................         31,616
        700     Peabody Energy Corp.*............         22,925
      2,400     PetroQuest Energy, Inc.*.........         16,800
      1,160     Pioneer Natural Resources Co.*...         19,778
      1,130     Prize Energy Corp.*..............         21,809
        320     St. Mary Land & Exploration Co...          7,475
      1,400     Swift Energy Co.*................         42,182
        600     Torch Offshore, Inc.*............          5,970
        550     Universal Compression Holdings, Inc.*     15,620
        900     Western Gas Resources, Inc.......         29,340
      1,792     XTO Energy, Inc..................         25,715
                                                   -------------
                                                         448,714
                                                   -------------

                COMMUNICATIONS - 6.28%

        560     Aeroflex, Inc.*..................          5,880
        460     AirGate PCS, Inc.*...............         23,920
      1,300     Arguss Communications, Inc.*.....          6,474
      1,100     Centra Software, Inc.*...........         18,689
        220     Intranet Solutions, Inc.*........          8,371

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

SMALL COMPANY GROWTH FUND

JUNE 30, 2001 (UNAUDITED)

   SHARES                                               VALUE
 ----------                                           ---------

                COMMUNICATIONS (CONTINUED)

        800     Intrusion.com, Inc.*.............  $       2,792
      2,400     Liberate Technologies, Inc.*.....         26,280
      1,560     Lightbridge, Inc.*...............         30,264
        550     LightPath Technologies, Inc., Class A*     4,895
        575     Netegrity, Inc.*.................         17,250
      1,705     Pegasus Solutions, Inc.*.........         19,693
      1,100     RMH Teleservices, Inc.*..........         14,201
      1,200     Saba Software, Inc.*.............         19,692
      3,700     Secure Computing Corp.*..........         58,127
      1,530     Spectralink Corp.*...............         19,905
        619     Stratos Lightwave, Inc.*.........          8,047
        670     Tollgrade Communcations, Inc.*...         19,095
      1,100     US Unwired, Inc., Class A*.......         11,671
                                                   -------------
                                                         315,246
                                                   -------------

                BASIC MATERIALS - 2.71%

      1,500     Olin Corp........................         25,485
      2,180     RTI International Metals, Inc.*..         33,245
        850     Scotts Co. (The), Class A*.......         35,232
      4,220     Titanium Metals Corp.*...........         42,200
                                                   -------------
                                                         136,162
                                                   -------------
                TOTAL COMMON STOCKS .............      4,904,613
                                                   -------------
                (Cost $4,678,450)

CONVERTIBLE PREFERRED STOCK - 0.45%

      1,200     Exco Resources, Inc.*............         22,704
                                                   -------------
                TOTAL CONVERTIBLE PREFERRED STOCK         22,704
                                                   -------------
                (Cost $25,200)
TOTAL INVESTMENTS - 98.20%.......................      4,927,317
                                                   -------------
(Cost $4,703,650)
NET OTHER ASSETS AND LIABILITIES - 1.80%.........         90,389
                                                   -------------
NET ASSETS - 100.00%.............................  $   5,017,706
                                                   =============

-----------------------------
*      Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

     COLUMBIA REAL ESTATE EQUITY FUND II

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

   SHARES                                               VALUE
 ----------                                           ---------

COMMON STOCKS - 97.71%


                REAL ESTATE - 87.17%

        675     Alexandria Real Estate
                Equities, Inc.                     $      26,865
      1,450     Archstone Communities Trust......         37,381
        800     AvalonBay Communities, Inc.......         37,400
        725     Boston Properties, Inc...........         29,652
        675     Camden Property Trust............         24,772
        525     CarrAmerica Realty Corp..........         16,012
      1,000     Catellus Development Corp.*......         17,450
        275     CenterPoint Properties Corp......         13,805
      2,700     Cousins Properties, Inc..........         72,495
      2,475     Equity Office Properties Trust...         78,284
        925     Equity Residential Properties Trust       52,309
        375     First Industrial Realty Trust....         12,053
      1,450     General Growth Properties, Inc...         57,072
      3,275     Host Marriott Corp...............         41,003
      1,000     iStar Financial, Inc.............         28,200
        575     Kimco Realty Corp................         27,226
        675     Liberty Property Trust...........         19,980
        275     Pan Pacific Retail Properties, Inc.        7,150
        475     Post Properties, Inc.............         17,979
        625     Prentiss Properties Trust........         16,438
      1,025     ProLogis Trust...................         23,288
      1,175     Public Storage, Inc..............         34,839
      1,225     Reckson Associates Realty Corp...         28,175
      2,127     Security Capital Group, Inc.*....         45,518
      1,900     Simon Property Group, Inc........         56,943
        900     Spieker Properties, Inc..........         53,955
        200     Storage USA, Inc.................          7,200
      2,825     TrizecHahn Corp..................         51,387
      1,400     Vornado Realty Trust.............         54,656
                                                   -------------
                                                         989,487
                                                   -------------

   SHARES                                               VALUE
 ----------                                           ---------

                CONSUMER CYCLICAL - 7.98%

      1,000     MGM Mirage, Inc..................  $      29,960
      1,625     Starwood Hotels & Resorts
                Worldwide, Inc...................         60,580
                                                   -------------
                                                          90,540
                                                   -------------

                BASIC MATERIALS - 2.56%

        500     Georgia-Pacific Corp. (Timber Group)      17,875
        400     Plum Creek Timber Co., Inc.......         11,252
                                                   -------------
                                                          29,127
                                                   -------------
                TOTAL COMMON STOCKS .............      1,109,154
                                                   -------------
                (Cost $963,478)

INVESTMENT COMPANY - 1.66%

     18,840     J.P. Morgan U.S. Government
                Money Market Fund................         18,840
                                                   -------------
                TOTAL INVESTMENT COMPANY ........         18,840
                                                   -------------
                (Cost $18,840)
TOTAL INVESTMENTS - 99.37%.......................      1,127,994
                                                   -------------
(Cost $982,318)
NET OTHER ASSETS AND LIABILITIES  - 0.63%........          7,178
                                                   -------------
NET ASSETS - 100.00%.............................  $   1,135,172
                                                   =============

-------------------------------
*      Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

     ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

   SHARES                                               VALUE
 ----------                                           ---------

COMMON STOCKS - 52.24%


                CONSUMER STAPLES - 10.71%

     18,000     Cardinal Health, Inc.............  $   1,242,000
     27,000     Elan Corp. Plc, ADR*.............      1,647,000
     20,000     Forest Laboratories, Inc.*.......      1,420,000
     32,000     Genzyme Corp.*...................      1,952,000
      6,000     Medtronic, Inc...................        276,060
     20,000     PepsiCo, Inc.....................        884,000
     42,000     Pfizer, Inc......................      1,682,100
      5,000     Procter & Gamble Co..............        319,000
                                                   -------------
                                                       9,422,160
                                                   -------------

                FINANCE - 9.89%

     29,000     American International Group, Inc.     2,494,000
     18,000     Bank of New York Co., Inc........        864,000
     50,000     Citigroup, Inc...................      2,642,000
      6,000     Fannie Mae.......................        510,900
     10,500     Merrill Lynch & Co., Inc.........        622,125
     19,500     Morgan (J.P.) Chase & Co.........        869,700
     15,000     Wells Fargo & Co.................        696,450
                                                   -------------
                                                       8,699,175
                                                   -------------

                TECHNOLOGY - 9.74%

     27,000     Amgen, Inc.*.....................      1,638,360
     12,000     Analog Devices, Inc.*............        519,000
     13,000     Applied Materials, Inc...........        638,300
     21,000     Automatic Data Processing, Inc...      1,043,700
     12,000     Dell Computer Corp.*.............        313,800
     33,000     EMC Corp.*.......................        958,650
      5,000     Hewlett-Packard Co...............        143,000
     36,000     Intel Corp.......................      1,053,000
     21,000     Microsoft Corp.*.................      1,533,000
     23,000     Texas Instruments, Inc...........        724,500
                                                   -------------
                                                       8,565,310
                                                   -------------

                COMMUNICATIONS - 7.46%

     25,000     AOL Time Warner, Inc.*...........      1,325,000
     50,000     Cisco Systems, Inc.*.............        910,000
     26,000     Comcast Corp., Class A*..........      1,128,400
     26,000     Corning, Inc.....................        434,460
     10,000     Interpublic Group of Cos., Inc...        293,500
     24,000     JDS Uniphase Corp.*..............        300,000
     28,000     Qwest Communications
                International, Inc.                      892,360
     16,000     SBC Communications, Inc..........        640,960
     45,000     WorldCom, Inc.-WorldCom Group*...        639,000
                                                   -------------
                                                       6,563,680
                                                   -------------

   SHARES                                               VALUE
 ----------                                           ---------

                ENERGY - 5.25%

     10,000     Baker Hughes, Inc................  $     335,000
     15,000     Enron Corp.......................        735,000
     10,000     Exxon Mobil Corp.................        873,500
     10,000     Halliburton Co...................        356,000
     10,000     Schlumberger, Ltd................        526,500
     14,000     Smith International, Inc.*.......        838,600
     29,000     Williams Cos., Inc...............        955,550
                                                   -------------
                                                       4,620,150
                                                   -------------

                INDUSTRIAL - 4.84%

     13,000     Flextronics International, Ltd.*.        339,430
     38,000     General Electric Co..............      1,852,500
     38,000     Tyco International, Ltd..........      2,071,000
                                                   -------------
                                                       4,262,930
                                                   -------------

                CONSUMER CYCLICAL - 4.35%

     32,000     CVS Corp.........................      1,235,200
     35,000     Home Depot, Inc..................      1,629,250
     23,000     Target Corp......................        795,800
      5,000     Walgreen Co......................        170,750
                                                   -------------
                                                       3,831,000
                                                   -------------
                TOTAL COMMON STOCKS .............     45,964,405
                                                   -------------
                (Cost $39,592,623)
   PAR VALUE
  ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.86%


                           U.S. TREASURY BONDS - 6.67%

 $  110,000     12.00%, 08/15/13.................        152,324
    615,000     8.75%, 05/15/17..................        797,532
    340,000     8.88%, 08/15/17..................        446,009
    750,000     8.75%, 05/15/20..................        991,320
    100,000     7.88%, 02/15/21..................        122,638
    200,000     8.13%, 08/15/21..................        251,710
    800,000     7.63%, 11/15/22..................        965,088
    300,000     7.13%, 02/15/23..................        344,004
    800,000     6.38%, 08/15/27..................        850,552
    890,000     6.25%, 05/15/30..................        944,094
                                                   -------------
                                                       5,865,271
                                                   -------------

                FEDERAL HOME LOAN
                MORTGAGE CORPORATION - 4.93%

  1,250,000     6.25%, 07/15/04..................      1,290,625
    400,000     5.25%, 01/15/06..................        396,000
  1,200,000     6.63%, 09/15/09..................      1,245,000
    750,000     6.00%, 06/15/11..................        741,562
    133,389     7.50%, 07/01/15, Pool #E80965, Gold      137,348
    154,162     8.00%, 09/01/15, Pool #E00881, Gold      160,086
    143,207     7.00%, 04/01/29, Pool #C00756, Gold      143,967
    217,142     7.50%, 01/01/30, Pool #C35185, Gold      221,686
                                                   -------------
                                                       4,336,274
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

ASSET ALLOCATION FUND

JUNE 30, 2001 (UNAUDITED)


 PAR VALUE                                              VALUE
-----------                                           ---------

                U.S. TREASURY NOTES - 4.21%

 $  400,000     5.88%, 09/30/02..................  $     408,944
    300,000     4.75%, 01/31/03..................        302,643
    250,000     4.25%, 03/31/03..................        250,312
    500,000     5.75%, 04/30/03..................        513,155
    400,000     5.75%, 08/15/03..................        411,292
    225,000     7.25%, 05/15/04..................        240,964
    190,000     7.25%, 08/15/04..................        204,085
    100,000     4.63%, 05/15/06..................         98,656
     60,000     6.63%, 05/15/07..................         64,478
     50,000     6.13%, 08/15/07..................         52,510
    650,000     5.63%, 05/15/08..................        663,507
    300,000     6.00%, 08/15/09..................        312,072
     35,000     5.75%, 08/15/10..................         35,826
    150,000     5.00%, 02/15/11..................        145,593
                                                   -------------
                                                       3,704,037
                                                   -------------

                FEDERAL NATIONAL
                MORTGAGE ASSOCIATION - 2.58%

    242,937     6.12%, 10/01/08, Pool #380999....        245,097
    520,000     6.38%, 06/15/09..................        531,695
    350,000     6.25%, 05/15/29..................        336,000
    227,062     7.50%, 02/01/30, Pool #531745....        231,673
    205,951     8.00%, 04/01/30, Pool #534220....        212,708
     32,035     8.00%, 04/01/30, Pool #536553....         33,086
    399,426     8.00%, 05/01/30, Pool #534205....        412,531
    250,000     7.25%, 05/15/30..................        272,187
                                                   -------------
                                                       2,274,977
                                                   -------------

                GOVERNMENT NATIONAL
                MORTGAGE ASSOCIATION - 2.42%

    333,187     6.50%, 05/15/13, Pool #473566....        336,936
     35,133     7.00%, 11/15/13, Pool #780921....         35,978
     26,773     9.00%, 12/15/17, Pool #780201....         28,948
    190,702     6.50%, 05/15/24, Pool #780168....        189,449
    349,694     6.00%, 03/15/29, Pool #476986....        338,438
    400,152     6.50%, 04/15/29, Pool #474844....        395,774
    231,534     6.50%, 05/15/29, Pool #487199....        229,001
    561,462     7.50%, 09/15/29, Pool #466164....        575,673
                                                   -------------
                                                       2,130,197
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 0.59%

    500,000     A.I.D. Israel, Series 8-C
                6.63%, 08/15/03..................        518,270
                                                   -------------

                FEDERAL HOME LOAN BANK - 0.46%

    385,000     7.25%, 05/15/03..................        402,806
                                                   -------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ..............     19,231,832
                                                   -------------
                (Cost $18,779,801)

 PAR VALUE                                              VALUE
-----------                                           ---------

CORPORATE NOTES AND BONDS - 13.67%

 $  500,000     AIG SunAmerica Global Financing
                5.20%, 05/10/04 (A)..............  $     501,250
    150,000     Alcoa, Inc.
                7.38%, 08/01/10..................        158,437
    250,000     AOL Time Warner, Inc.
                6.75%, 04/15/11..................        246,562
     75,000     AOL Time Warner, Inc.
                6.95%, 01/15/28..................         69,844
     75,000     AOL Time Warner, Inc.
                7.63%, 04/15/31..................         75,469
    125,000     AT&T Corp.
                6.50%, 03/15/29..................        107,031
    100,000     Baker Hughes, Inc.
                6.88%, 01/15/29..................         96,750
    175,000     Bank of America Corp., Senior Notes
                7.80%, 02/15/10..................        186,156
    100,000     Bank One Corp.,
                Subordinated Bank Note
                7.88%, 08/01/10..................        107,250
    250,000     Becton Dickinson & Co.
                7.15%, 10/01/09..................        258,125
    100,000     Becton Dickinson & Co., Debenture
                7.00%, 08/01/27..................         95,875
    250,000     Black & Decker Corp.
                7.13%, 06/01/11 (A)..............        248,125
    200,000     Burlington Northern Santa Fe Corp.
                Debenture
                6.88%, 02/15/16..................        197,250
    200,000     Coastal Corp.
                7.50%, 08/15/06..................        206,250
    100,000     Coca-Cola Enterprises, Inc.,
                Debenture
                7.00%, 05/15/98..................         91,875
    300,000     Colgate Palmolive Co., Series C, MTN
                5.27%, 12/01/03..................        301,125
    200,000     Conoco, Inc., Senior Notes
                6.95%, 04/15/29..................        192,750
    250,000     Cox Communications, Inc.
                7.75%, 11/01/10..................        261,562
    750,000     Diageo Capital Plc, Yankee
                6.00%, 03/27/03..................        765,000
    100,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05..................        101,250
    150,000     Dominion Resources, Inc.
                Series B, Senior Notes
                7.63%, 07/15/05..................        156,999
    100,000     First Union National Bank
                Subordinated Bank Note
                7.80%, 08/18/10..................        107,250
    150,000     Ford Motor Credit Co.
                7.38%, 02/01/11..................        151,687
    250,000     General Electric Capital Corp.
                7.50%, 06/05/03..................        262,812
    125,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................        126,719
    100,000     IBM Corp., Debenture
                6.22%, 08/01/27..................        102,750
    200,000     Illinois Tool Works
                5.75%, 03/01/09..................        192,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

ASSET ALLOCATION FUND

JUNE 30, 2001 (UNAUDITED)

 PAR VALUE                                              VALUE
-----------                                           ---------

CORPORATE NOTES AND BONDS (CONTINUED)

 $  500,000     International Bank of
                Reconstruction & Development
                7.00%, 01/27/05..................  $     528,125
    125,000     International Paper Co.
                8.13%, 07/08/05 (A)..............        132,500
    100,000     Kelloggs Co.
                6.60%, 04/01/11 (A)..............         97,875
    100,000     Kelloggs Co.
                7.45%, 04/01/31 (A)..............        100,250
    100,000     Martin Marietta Materials, Inc.
                6.88%, 04/01/11 (A)..............         99,250
    100,000     May Department Stores Co.
                7.45%, 10/15/16..................        103,875
    195,000     McDonald's Corp., Series E, MTN
                5.95%, 01/15/08..................        194,512
    500,000     Mead Corp.
                6.60%, 03/01/02..................        506,250
    250,000     Minnesota Mining & Manufacturing Co.
                Debenture
                6.38%, 02/15/28..................        230,312
    200,000     Morgan (J.P.) Chase & Co.
                Subordinated Bank Note
                6.75%, 02/01/11..................        200,750
    125,000     Morgan Stanley Dean Witter & Co.
                6.10%, 04/15/06..................        125,000
    250,000     National Rural Utilities Cooperative
                Finance Corp.
                7.38%, 02/10/03..................        259,375
    100,000     Norfolk Southern Corp., Senior Note
                7.25%, 02/15/31..................         96,625
    100,000     Parker-Hannifin Corp.
                7.30%, 05/15/11..................        102,250
    150,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..............        150,375
    250,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08..................        246,250
    200,000     Phillips Petroleum Co., Debenture
                9.38%, 02/15/11..................        234,500
    250,000     Pitney Bowes Credit Corp.
                6.63%, 06/01/02..................        255,000
    250,000     Potomac Electric Power Co.
                First Mortgage
                6.50%, 09/15/05..................        254,063
    250,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................        253,125
    200,000     Public Service Electric & Gas
                Series A, MTN
                7.19%, 09/06/02..................        205,250
    300,000     Qwest Corp.
                7.63%, 06/09/03 (A)..............        312,000
    100,000     Regions Financial Corp.
                Subordinated Note
                7.00%, 03/01/11..................         99,750
     60,000     SunTrust Bank of Central Florida
                Bank Note
                6.90%, 07/01/07..................         62,025

 PAR VALUE                                              VALUE
-----------                                           ---------

CORPORATE NOTES AND BONDS (CONTINUED)

 $  250,000     Sysco Corp.
                7.25%, 04/15/07..................  $     265,313
     75,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................         70,500
    250,000     Target Corp.
                5.95%, 05/15/06..................        250,938
    200,000     Tele-Communication, Inc., Senior Note
                7.25%, 08/01/05..................        206,500
     50,000     Tyco International Group S.A., Yankee
                6.88%, 01/15/29..................         46,813
    250,000     Unilever Capital Corp.
                6.75%, 11/01/03..................        259,375
    100,000     Union Oil Co. of California, MTN
                6.70%, 10/15/07..................        101,250
    250,000     Wal-Mart Stores, Inc.
                7.55%, 02/15/30..................        273,125
    250,000     Wal-Mart Stores, Inc., Senior Note
                6.75%, 05/15/02..................        255,000
     75,000     Wal-Mart Stores, Inc., Senior Note
                6.88%, 08/10/09..................         77,906
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     12,024,160
                                                   -------------
                (Cost $11,897,579)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 3.69%

    725,000     American Express Credit Account
                Master Trust
                Series 1999-1, Class A
                5.60%, 11/15/06..................        732,700
    500,000     Chase Manhattan Auto Owner Trust
                Series 2000-A, Class A-3
                6.21%, 12/15/04..................        511,715
    150,000     Chemical Master Credit Card Trust I
                Series 1996-2, Class A
                5.98%, 09/15/08..................        151,265
    205,000     Citibank Credit Card Issuance Trust I
                Series 2001-A, Class A-6
                5.65%, 06/16/08..................        204,888
    250,000     Citibank Credit Card Master Trust I
                Series 1999-7, Class A
                6.65%, 11/15/06..................        258,905
    200,000     Daimler-Benz Vehicle Owner Trust
                Series 1998-A, Class A-4
                5.22%, 12/22/03..................        201,616
    190,000     DaimlerChrysler Auto Trust
                Series 2001-B, Class A-4
                5.32%, 09/06/06..................        189,531
    250,000     Discover Card Master Trust I
                Series 1999-1, Class A
                5.30%, 08/15/04..................        251,718
     50,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A-4
                6.40%, 10/15/02..................         50,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

ASSET ALLOCATION FUND

JUNE 30, 2001 (UNAUDITED)

 PAR VALUE                                              VALUE
-----------                                           ---------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (CONTINUED)

 $   25,000     Green Tree Financial Corp.
                Series 1999-5, Class A-2
                6.77%, 04/01/31..................  $      25,313
    200,000     MBNA Master Credit Card Trust II
                Series 1999-I, Class A
                6.40%, 01/18/05..................        204,186
    170,000     Premier Auto Trust
                Series 1999-3, Class A-4
                6.43%, 03/08/04..................        174,038
     38,700     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................         38,918
    250,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07%, 03/15/08..................        248,493
                                                   -------------
                TOTAL ASSET-BACKED AND
                MORTGAGE-BACKED SECURITIES ......      3,243,536
                                                   -------------
                (Cost $3,158,964)

FOREIGN BONDS (B) - 2.33%

    200,000     Deutsche Ausgleichsbank
                7.00%, 06/23/05..................        211,250
     50,000     France Telecom
                8.50%, 03/01/31 (A)..............         52,625
    350,000     Hydro-Quebec
                6.30%, 05/11/11..................        344,313
    100,000     Hydro-Quebec, Yankee
                8.50%, 12/01/29..................        117,875
    400,000     Kingdom of Spain
                7.00%, 07/19/05..................        423,000
    500,000     Oesterreich Kontrollbank
                5.50%, 01/20/06..................        499,150
    250,000     Ontario Province
                6.00%, 02/21/06..................        253,750
    150,000     Republic of Italy
                5.25%, 04/05/06..................        147,563
                                                   -------------
                TOTAL FOREIGN BONDS .............      2,049,526
                                                   -------------
                (Cost $2,025,695)

MUNICIPAL SECURITY - 0.24%

    200,000     New Jersey State, EDA
                State Pension Funding Revenue
                Series A, AMT
                7.43%, 02/15/29
                Insured: MBIA....................        216,250
                                                   -------------
                TOTAL MUNICIPAL SECURITY ........        216,250
                                                   -------------
                (Cost $217,528)

 PAR VALUE                                              VALUE
-----------                                           ---------

REPURCHASE AGREEMENT - 5.69%

 $5,006,000     Repurchase Agreement with:
                Credit Suisse First Boston
                3.98%, Due 07/02/2001, dated 06/29/2001
                Repurchase Price $5,007,660
                (Collateralized by U.S. Treasury
                Bonds & Notes 4.25% - 10.00%,
                Due 08/31/2001 - 05/15/2030;
                Total Par $4,643,698
                Market Value $5,106,145).........  $   5,006,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      5,006,000
                                                   -------------
                (Cost $5,006,000)
TOTAL INVESTMENTS - 99.72%.......................     87,735,709
                                                   -------------
(Cost $80,678,190)
NET OTHER ASSETS AND LIABILITIES - 0.28%.........        250,307
                                                   -------------
NET ASSETS - 100.00%.............................  $  87,986,016
                                                   =============

--------------------------
*      Non-income producing security.
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At June 30, 2001 these securities amounted to $1,694,250 or 1.93% of net assets.
(B)    U.S. Dollar-Denominated
ADR    American Depositary Receipt
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to federal AMT for individuals.
CMO    Collateralized Mortgage Obligation
EDA    Economic Development Authority
MBIA   Municipal Bond Insurance Association
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

     HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

 PAR VALUE                                              VALUE
-----------                                           ---------

CORPORATE NOTES AND BONDS - 40.88%


                FINANCE - 15.03%

 $  145,000     American Express Co.
                6.88%, 11/01/05..................  $     150,981
    100,000     Bank of America Corp.
                Subordinated Note
                7.80%, 02/15/10..................        106,375
    150,000     Bank of New York, Inc.
                Subordinated Note
                6.63%, 06/15/03..................        154,125
     50,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..................         53,625
    125,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..................        135,156
    100,000     Citigroup, Inc., Subordinated Note
                7.25%, 10/01/10..................        104,250
    175,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..................        181,125
    150,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................        153,562
     75,000     First Union National Bank, Bank Note
                7.80%, 08/18/10..................         80,437
    120,000     Ford Motor Credit Co.
                7.60%, 08/01/05..................        125,250
    125,000     General Electric Capital Corp.
                Series A, MTN
                6.80%, 11/01/05..................        131,094
     50,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..................         52,312
    150,000     General Motors Acceptance Corp.
                6.75%, 01/15/06..................        152,437
     50,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................         50,687
    100,000     Household Finance Corp.
                6.75%, 05/15/11..................         98,875
    100,000     Mellon Bank, N.A., Bank Note
                7.63%, 09/15/07..................        107,000
     50,000     Mellon Funding Corp.
                6.00%, 03/01/04..................         50,687
    150,000     Merrill Lynch & Co., Inc.
                Series B, MTN
                6.13%, 05/16/06..................        150,188
    100,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.75%, 02/01/11..................        100,375
     80,000     Morgan Stanley Dean Witter Co.
                6.10%, 04/15/06..................         80,000
    110,000     National City Corp.,
                Subordinated Note
                5.75%, 02/01/09..................        103,263
    100,000     Regions Financial Corp.
                Subordinated Note
                7.00%, 03/01/11..................         99,750
    125,000     SunTrust Bank, Atlanta, Bank Note
                7.25%, 09/15/06..................        130,781

 PAR VALUE                                              VALUE
-----------                                           ---------

                FINANCE (CONTINUED)

 $  100,000     SunTrust Bank, Bank Note
                6.38%, 04/01/11..................  $      97,375
    150,000     U.S. Bank, N.A. Minnesota, Bank Note
                5.63%, 11/30/05..................        148,313
    100,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................        105,250
                                                   -------------
                                                       2,903,273
                                                   -------------

                CONSUMER STAPLES - 7.33%

    150,000     Abbott Laboratories
                5.63%, 07/01/06..................        149,507
    100,000     Abbott Laboratories
                6.40%, 12/01/06..................        102,750
     25,000     Anheuser-Busch Cos., Inc., Debenture
                6.80%, 08/20/32..................         24,906
    130,000     Coca-Cola Co.
                5.75%, 03/15/11..................        125,125
    200,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27..................        204,750
     70,000     Johnson & Johnson, Debenture
                6.95%, 09/01/29..................         72,800
    125,000     Kellogg Co.
                6.00%, 04/01/06 (B)..............        124,063
    100,000     Kellogg Co.
                6.60%, 04/01/11 (B)..............         97,875
    125,000     Massachusetts Institute of Technology
                7.25%, 11/02/96..................        127,812
    100,000     PepsiCo, Inc.
                5.75%, 01/15/08..................         98,500
    150,000     Stanford University, Debenture
                6.88%, 02/01/24..................        146,625
    150,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................        141,000
                                                   -------------
                                                       1,415,713
                                                   -------------

                COMMUNICATIONS - 6.50%

    150,000     AOL Time Warner, Inc.
                6.75%, 04/15/11..................        147,938
     50,000     AOL Time Warner, Inc.
                7.63%, 04/15/31..................         50,313
    100,000     AT&T Corp.
                6.50%, 03/15/29..................         85,625
    150,000     Comcast Cable Communications
                Senior Note
                6.88%, 06/15/09..................        149,625
    125,000     Cox Communications, Inc.
                7.75%, 11/01/10..................        130,781
    100,000     Disney Walt Co.
                7.30%, 02/08/05..................        105,625
    100,000     Sprint Capital Corp.
                6.90%, 05/01/19..................         87,875
    350,000     Telecom de Puerto Rico Co.
                6.15%, 05/15/02..................        352,438
    150,000     WorldCom, Inc.-WorldCom Group
                7.50%, 05/15/11..................        146,250
                                                   -------------
                                                       1,256,470
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

HIGH QUALITY BOND FUND

JUNE 30, 2001 (UNAUDITED)

 PAR VALUE                                              VALUE
-----------                                           ---------

                INDUSTRIAL - 4.92%

 $   50,000     Black & Decker Corp.
                7.13%, 06/01/11 (B)..............  $      49,625
    150,000     Burlington Northern Santa Fe Corp.
                Debenture
                7.00%, 12/15/25..................        141,750
    155,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..................        148,800
    120,000     Martin Marietta Materials, Inc.
                6.88%, 04/01/11 (B)..............        119,100
    200,000     Minnesota Mining &
                Manufacturing Co.
                Debenture
                6.38%, 02/15/28..................        184,250
     75,000     Norfolk Southern Corp., Senior Note
                7.25%, 02/15/31..................         72,469
    130,000     United Technologies Corp.
                6.35%, 03/01/11..................        128,537
    100,000     United Technologies Corp.
                7.50%, 09/15/29..................        106,375
                                                   -------------
                                                         950,906
                                                   -------------

                ENERGY - 2.81%

    100,000     Anadarko Finance Co.
                6.75%, 05/01/11 (B)..............         99,875
     70,000     Anadarko Finance Co.
                7.50%, 05/01/31 (B)..............         71,225
     50,000     Baker Hughes, Inc., Senior Note
                6.88%, 01/15/29..................         48,375
     65,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..................         62,644
    140,000     Occidental Petroleum, Senior Note
                6.50%, 04/01/05..................        141,575
    125,000     Texaco Capital, Inc.
                5.50%, 01/15/09..................        119,063
                                                   -------------
                                                         542,757
                                                   -------------

                CONSUMER CYCLICAL - 1.85%

     50,000     Ford Motor Co.
                7.45%, 07/16/31..................         48,437
    100,000     Home Depot, Inc.
                5.38%, 04/01/06 (B)..............         98,500
     50,000     Target Corp., Debenture
                6.65%, 08/01/28..................         47,125
    150,000     Wal-Mart Stores, Inc.
                7.55%, 02/15/30..................        163,875
                                                   -------------
                                                         357,937
                                                   -------------

                BASIC MATERIALS - 1.12%

    125,000     Alcoa, Inc.
                7.25%, 08/01/05..................        131,875
     80,000     International Paper Co.
                8.13%, 07/08/05..................         84,800
                                                   -------------
                                                         216,675
                                                   -------------

 PAR VALUE                                              VALUE
-----------                                           ---------

                UTILITIES - 0.79%

 $  150,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................  $     151,875
                                                   -------------

                TECHNOLOGY - 0.53%

    100,000     IBM Corp., Debenture
                6.22%, 08/01/27..................        102,750
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      7,898,356
                                                   -------------
                (Cost $7,893,010)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.49%


                U.S. TREASURY BONDS - 8.11%

    100,000     12.00%, 08/15/13.................        138,476
     90,000     7.50%, 11/15/16..................        104,816
    200,000     8.88%, 08/15/17..................        262,358
    200,000     9.00%, 11/15/18..................        267,406
    150,000     8.75%, 05/15/20..................        198,264
    200,000     8.13%, 08/15/21..................        251,710
    120,000     7.13%, 02/15/23..................        137,602
     75,000     6.25%, 08/15/23..................         78,083
    140,000     5.25%, 11/15/28..................        128,050
                                                   -------------
                                                       1,566,765
                                                   -------------

                FEDERAL NATIONAL
                MORTGAGE ASSOCIATION - 7.89%

    125,000     6.00%, 12/15/05..................        127,656
    200,000     5.50%, 02/15/06..................        200,000
    250,000     7.13%, 03/15/07..................        267,970
    200,000     6.25%, 02/01/11..................        199,250
    200,000     5.50%, 03/15/11..................        190,750
    502,000     7.13%, 01/15/30..................        538,315
                                                   -------------
                                                       1,523,941
                                                   -------------

                U.S. TREASURY NOTES - 5.28%

    650,000     5.50%, 05/31/03..................        664,430
     50,000     6.25%, 02/15/07..................         52,738
     50,000     5.50%, 02/15/08..................         50,778
    260,000     5.00%, 02/15/11..................        252,361
                                                   -------------
                                                       1,020,307
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 3.81%

    100,000     A.I.D. Israel, Series 8-D
                6.75%, 08/15/04..................        104,810
    200,000     Private Export Funding Corp., Series B
                6.49%, 07/15/07..................        207,500
    125,000     Private Export Funding Corp., Series M
                5.34%, 03/15/06..................        123,906
    300,000     Tennessee Valley Authority Power Board
                Class 1993, Series C
                6.13%, 07/15/03..................        300,000
                                                   -------------
                                                         736,216
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

HIGH QUALITY BOND FUND

JUNE 30, 2001 (UNAUDITED)

 PAR VALUE                                              VALUE
-----------                                           ---------

                FEDERAL HOME LOAN
                MORTGAGE CORPORATION - 2.40%

 $  100,000     5.75%, 07/15/03..................  $     102,013
    150,000     6.25%, 07/15/04..................        154,875
    200,000     6.63%, 09/15/09..................        207,500
                                                   -------------
                                                         464,388
                                                   -------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ..............      5,311,617
                                                   -------------
                (Cost $5,216,230)

MORTGAGE-BACKED SECURITIES - 14.52%


                GOVERNMENT NATIONAL
                MORTGAGE ASSOCIATION - 9.14%

    186,206     6.50%, 10/15/13, Pool #446759....        188,301
    191,386     7.75%, 07/20/22, Pool #008022 (A)        195,692
    152,752     7.50%, 10/15/27, Pool #455324....        156,713
    219,808     6.00%, 03/15/29, Pool #464632....        212,732
    655,510     7.00%, 09/15/29, Pool #510394....        661,246
    129,805     7.50%, 09/15/29, Pool #508805....        133,090
    209,027     8.50%, 04/15/30, Pool #521815....        218,433
                                                   -------------
                                                       1,766,207
                                                   -------------

                FEDERAL NATIONAL
                MORTGAGE ASSOCIATION - 2.18%

    210,413     7.00%, 03/01/15, Pool #535200....        213,963
    199,830     8.00%, 04/01/30, Pool #536553....        206,387
                                                   -------------
                                                         420,350
                                                   -------------

                FEDERAL HOME LOAN
                MORTGAGE CORPORATION - 1.96%

    250,000     6.00%, 04/15/22, Pool #2118QC, CMO       248,515
    128,296     6.50%, 10/15/23, Pool #001990E, CMO      130,300
                                                   -------------
                                                         378,815
                                                   -------------

                STRUCTURED MORTGAGE PRODUCT - 1.24%

     44,202     Prudential Home Mortgage Securities
                Series 1996-7, Class A-1, CMO
                6.75%, 06/25/11..................         44,326
    193,502     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................        194,589
                                                   -------------
                                                         238,915
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES       2,804,287
                                                   -------------
                (Cost $2,740,002)

 PAR VALUE                                              VALUE
-----------                                           ---------

ASSET-BACKED SECURITIES - 8.64%

 $  300,000     American Express Credit Account
                Master Trust
                Series 1999-1, Class A
                5.60%, 11/15/06..................  $     303,186
      6,265     Capital Auto Receivables Asset Trust
                Series 1999-1, Class A-2
                5.58%, 06/15/02..................          6,292
    250,000     Chase Manhattan Auto Owner Trust
                Series 2000-A, Class A-3
                6.21%, 12/15/04..................        255,858
    100,000     Daimler-Benz Vehicle Owner Trust
                Series 1998-A, Class A-4
                5.22%, 12/22/03..................        100,250
    500,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A-4
                6.40%, 10/15/02..................        502,500
    300,000     MBNA Master Credit Card Trust II
                Series 1998-J, Class A
                5.25%, 02/15/06..................        301,686
    200,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07%, 03/15/08..................        198,794
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      1,668,566
                                                   -------------
                (Cost $1,630,776)

FOREIGN BONDS (C) - 5.48%

    100,000     Government of Quebec, Debenture
                6.13%, 01/22/11..................         96,750
    125,000     Hydro-Quebec
                6.30%, 05/11/11..................        122,969
     75,000     Hydro-Quebec, Yankee
                8.50%, 12/01/29..................         88,406
    125,000     Inter-American Development Bank
                7.00%, 06/16/03..................        130,469
    100,000     Inter-American Development Bank
                5.38%, 01/18/06..................         99,500
    150,000     Inter-American Development Bank, Yankee
                6.80%, 10/15/25..................        153,750
    100,000     Province of Manitoba, Yankee, Debenture
                6.75%, 03/01/03..................        103,000
     50,000     Province of Manitoba, Yankee, Debenture
                5.50%, 10/01/08..................         48,625
     90,000     Province of Quebec, Debenture
                7.50%, 09/15/29..................         95,512
    125,000     Province of Quebec,
                Senior Unsubordinated Note
                5.75%, 02/15/09..................        120,469
                                                   -------------
                TOTAL FOREIGN BONDS .............      1,059,450
                                                   -------------
                (Cost $1,044,440)

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

HIGH QUALITY BOND FUND

JUNE 30, 2001 (UNAUDITED)


 PAR VALUE                                              VALUE
-----------                                           ---------

REPURCHASE AGREEMENT - 1.71%

 $  330,000     Repurchase Agreement with:
                Credit Suisse First Boston
                3.98%, Due 07/02/2001, dated 06/29/2001
                Repurchase Price $330,109
                (Collateralized by U.S. Treasury
                Bonds & Notes 4.25% - 10.00%,
                Due 08/31/2001 - 05/15/2030;
                Total Par $306,117
                Market Value $336,602)...........  $     330,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        330,000
                                                   -------------
                (Cost $330,000)
TOTAL INVESTMENTS - 98.72%.......................     19,072,276
                                                   -------------
(Cost $18,854,458)
NET OTHER ASSETS AND LIABILITIES - 1.28%.........        246,877
                                                   -------------
NET ASSETS - 100.00%.............................  $  19,319,153
                                                   =============

------------------------------
(A) Floating rate note. Interest rate shown reflects rate in effect on June 30, 2001.
(B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On June 30, 2001, these securities amounted to $660,263 or 3.42% of net assets.
(C)    U.S. Dollar-Denominated
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

     COLUMBIA HIGH YIELD FUND II

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)

 PAR VALUE                                              VALUE
-----------                                           ---------

CORPORATE NOTES AND BONDS - 85.60%


                CONSUMER CYCLICAL - 27.30%

 $   50,000     American Axle & Manufacturing, Inc.
                Company Guaranteed
                9.75%, 03/01/09..................  $      50,500
     50,000     Harrah's Operating Co., Inc.
                7.88%, 12/15/05..................         50,937
     50,000     International Game Technology
                Senior Notes
                7.88%, 05/15/04..................         50,875
     50,000     Lear Corp., Series B
                7.96%, 05/15/05..................         50,937
     50,000     Park Place Entertainment
                Senior Subordinated Notes
                9.38%, 02/15/07..................         52,687
     25,000     Six Flags, Inc., Senior Notes
                9.75%, 06/15/07..................         25,250
     95,000     Station Casinos, Inc.
                Senior Subordinated Notes
                9.75%, 04/15/07..................         97,850
     50,000     Toll Corp., Company Guaranteed
                8.00%, 05/01/09..................         48,250
    100,000     United Stationers Supply
                Senior Subordinated Notes
                8.38%, 04/15/08..................         99,500
    100,000     Zale Corp., Senior Notes, Series B
                8.50%, 10/01/07..................         94,500
                                                   -------------
                                                         621,286
                                                   -------------

                MEDIA - 15.75%

     90,000     Century Communications, Senior Notes
                8.64%, 03/15/03 (B)..............         75,150
     50,000     Charter Communications Holdings, LLC &
                Charter Communications Holdings
                Capital Corp., Senior Notes
                10.75%, 10/01/09.................         52,875
     75,000     CSC Holdings, Inc., Series B, Debentures
                8.13%, 08/15/09..................         74,625
     25,000     Fox Sports Networks LLC, Senior Notes
                8.88%, 08/15/07..................         26,125
     50,000     Lamar Media Corp.
                9.63%, 12/01/06..................         52,750
     50,000     Primedia, Inc., Senior Notes
                10.25%, 06/01/04.................         52,000
     25,000     Rogers Communications
                Yankee, Senior Notes
                8.88%, 07/15/07..................         24,938
                                                   -------------
                                                         358,463
                                                   -------------

 PAR VALUE                                              VALUE
-----------                                           ---------

                HEALTH CARE - 9.28%

 $   50,000     Columbia/HCA Healthcare Corp.
                6.91%, 06/15/05..................  $      49,250
     50,000     Healthcare Properties, REIT
                6.88%, 06/08/05..................         48,812
     10,000     Tenet Healthcare Corp., Senior Notes
                8.63%, 12/01/03..................         10,313
     50,000     Tenet Healthcare Corp.
                Series B, Senior Subordinated Notes
                8.13%, 12/01/08..................         51,563
     50,000     Triad Hospitals, Inc.
                Company Guaranteed
                8.75%, 05/01/09 (A)..............         51,125
                                                   -------------
                                                         211,063
                                                   -------------

                CAPITAL GOODS - 8.23%

     50,000     Allied Waste North America, Inc.
                Company Guaranteed, Series B
                10.00%, 08/01/09.................         51,625
     50,000     Ball Corp., Senior Notes
                8.25%, 08/01/08..................         50,875
     35,000     Silgan Holdings, Inc.
                Senior Subordinated Debentures
                9.00%, 06/01/09..................         34,825
     50,000     Waste Management, Inc.
                6.13%, 07/15/01..................         50,000
                                                   -------------
                                                         187,325
                                                   -------------

                ENERGY - 8.01%

    100,000     Newpark Resources, Inc., Series B
                8.63%, 12/15/07..................        100,250
     25,000     Pride International, Inc., Senior Notes
                10.00%, 06/01/09.................         27,625
     50,000     Vintage Petroleum
                Senior Subordinated Notes
                9.75%, 06/30/09..................         54,500
                                                   -------------
                                                         182,375
                                                   -------------

                CONSUMER STAPLES - 5.68%

    100,000     Flag, Ltd., Yankee, Senior Notes
                8.25%, 01/30/08..................         81,500
     50,000     United Rentals, Inc., Series B
                9.50%, 06/01/08..................         47,750
                                                   -------------
                                                         129,250
                                                   -------------

                UTILITIES - 4.38%

     50,000     AES Corp., Senior Notes
                9.50%, 06/01/09..................         51,250
     50,000     Calpine Corp., Senior Notes
                7.63%, 04/15/06..................         48,375
                                                   -------------
                                                          99,625
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

COLUMBIA HIGH YIELD FUND II

JUNE 30, 2001 (UNAUDITED)

 PAR VALUE                                              VALUE
-----------                                           ---------

                BASIC MATERIALS - 3.32%

 $   25,000     Buckeye Technologies, Inc.
                Senior Subordinated Notes
                8.50%, 12/15/05..................  $      24,875
     50,000     Scotts Co., Company Guaranteed
                8.63%, 01/15/09..................         50,750
                                                   -------------
                                                          75,625
                                                   -------------

                TECHNOLOGY - 2.54%

     25,000     Crown Castle International Corp.
                Senior Notes
                10.75%, 08/01/11.................         24,313
     75,000     Level 3 Communications, Inc.
                Senior Notes
                11.00%, 03/15/08.................         33,375
                                                   -------------
                                                          57,688
                                                   -------------

                TRANSPORTATION (A) - 1.11%

     25,000     Teekay Shipping Corp., Senior Notes
                8.88%, 07/15/11..................         25,375
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      1,948,075
                                                   -------------
                (Cost $1,952,080)

 PAR VALUE                                              VALUE
-----------                                           ---------

U.S. GOVERNMENT OBLIGATION - 10.98%


                U.S. TREASURY BILL (C) - 10.98%

 $  250,000     3.27%, 07/12/01..................  $     249,754
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATION         249,754
                                                   -------------
                (Cost $249,754)
    SHARES
  ----------

INVESTMENT COMPANY - 1.88%

     42,799     J.P. Morgan U.S. Government
                Money Market Fund................         42,799
                                                   -------------
                TOTAL INVESTMENT COMPANY ........         42,799
                                                   -------------
                (Cost $42,799)
TOTAL INVESTMENTS - 98.46%.......................      2,240,628
                                                   -------------
(Cost $2,244,633)
NET OTHER ASSETS AND LIABILITIES  - 1.54%........         35,042
                                                   -------------
NET ASSETS - 100.00%.............................  $   2,275,670
                                                   =============

---------------------------------
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2001, these securities amounted to $76,500 or 3.36% of net assets.
(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
(C)    Discounted yield at time of purchase.
REIT   Real Estate Investment Trust

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       31

     THE GALAXY VIP FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

                                                  MONEY MARKET       EQUITY       GROWTH AND     SMALL COMPANY  COLUMBIA REAL ESTATE
                                                      FUND            FUND        INCOME FUND     GROWTH FUND      EQUITY FUND II
                                                  ------------    ------------    ------------    ------------      ------------

ASSETS:

   Investments (Note 2):
     Investments at cost ......................   $ 17,692,891    $ 75,088,650    $ 10,688,914    $  4,703,650      $    982,318
     Repurchase agreement .....................      2,900,000       5,906,000         191,000              --                --
     Net unrealized appreciation (depreciation)
       of investments .........................             --      10,816,059         898,913         223,667           145,676
                                                  ------------    ------------    ------------    ------------      ------------
       Total investments at value .............     20,592,891      91,810,709      11,778,827       4,927,317         1,127,994
   Cash .......................................            138             617             127          71,256                 1
   Receivable for investments sold ............             --         393,487              --          90,533                --
   Interest and dividend receivable ...........         60,475          36,131          13,398             627             4,839
   Receivable from Investment Advisor (Note 4)              --              --              --           3,646             7,245
   Deferred organizational expense (Note 2) ...             --              --           3,686           3,951             3,680
                                                  ------------    ------------    ------------    ------------      ------------
     Total Assets .............................     20,653,504      92,240,944      11,796,038       5,097,330         1,143,759
                                                  ------------    ------------    ------------    ------------      ------------

LIABILITIES:

   Dividends Payable ..........................          1,936              --              --              --                --
   Payable for investments purchased ..........             --       1,177,145              --          65,202                --
   Payable for shares repurchased .............         79,100          31,136           9,689           1,147               367
   Advisory fee payable (Notes 3 & 4) .........          6,197          58,334           7,388              --                --
   Payable to Administrator (Notes 3 & 4) .....          4,372          10,825           3,942           4,116             2,310
   Trustees' fees and expenses payable (Note 3)            879           4,234             129              97                29
   Accrued expenses and other payables ........         10,941          45,936          10,041           9,062             5,881
                                                  ------------    ------------    ------------    ------------      ------------
     Total Liabilities ........................        103,425       1,327,610          31,189          79,624             8,587
                                                  ------------    ------------    ------------    ------------      ------------
NET ASSETS ....................................   $ 20,550,079    $ 90,913,334    $ 11,764,849    $  5,017,706      $  1,135,172
                                                  ============    ============    ============    ============      ============

NET ASSETS CONSIST OF:
   Par value (Note 5) .........................   $     20,554    $      5,341    $      1,060    $        409      $        109
   Paid-in capital in excess of par value .....     20,533,188      80,396,925      10,736,183       5,104,048         1,020,298
   Undistributed (overdistributed)
     net investmenet income ...................         (3,609)        (37,874)         (6,536)        (24,100)            2,926
   Accumulated net realized gain (loss)
     on investments sold ......................            (54)       (267,117)        135,229        (286,318)          (33,837)
   Net unrealized appreciation (depreciation)
     of investments ...........................             --      10,816,059         898,913         223,667           145,676
                                                  ------------    ------------    ------------    ------------      ------------
TOTAL NET ASSETS ..............................   $ 20,550,079    $ 90,913,334    $ 11,764,849    $  5,017,706      $  1,135,172
                                                  ============    ============    ============    ============      ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING .....     20,553,742       5,341,189       1,059,621         408,864           109,208

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets / Shares Outstanding) ..........   $       1.00    $      17.02    $      11.10    $      12.27      $      10.39
                                                  ============    ============    ============    ============      ============


                                                  ASSET ALLOCATION     HIGH QUALITY    COLUMBIA HIGH
                                                        FUND             BOND FUND     YIELD FUND II
                                                    ------------       ------------    ------------

ASSETS:

   Investments (Note 2):
     Investments at cost ......................     $ 75,672,190       $ 18,524,458    $  2,244,633
     Repurchase agreement .....................        5,006,000            330,000              --
     Net unrealized appreciation (depreciation)
       of investments .........................        7,057,519            217,818          (4,005)
                                                    ------------       ------------    ------------
       Total investments at value .............       87,735,709         19,072,276       2,240,628
   Cash .......................................              279              1,851              16
   Receivable for investments sold ............          814,085          1,121,261              --
   Interest and dividend receivable ...........          548,886            284,289          37,664
   Receivable from Investment Advisor (Note 4)                --                 --           5,144
   Deferred organizational expense (Note 2) ...               --                 --           3,680
                                                    ------------       ------------    ------------
     Total Assets .............................       89,098,959         20,479,677       2,287,132
                                                    ------------       ------------    ------------

LIABILITIES:

   Dividends Payable ..........................               --                 --              --
   Payable for investments purchased ..........          875,855          1,126,587              --
   Payable for shares repurchased .............          123,772              7,542           1,009
   Advisory fee payable (Notes 3 & 4) .........           55,688              8,821              --
   Payable to Administrator (Notes 3 & 4) .....           11,967              2,783           3,338
   Trustees' fees and expenses payable (Note 3)            3,677                586              88
   Accrued expenses and other payables ........           41,984             14,205           7,027
                                                    ------------       ------------    ------------
     Total Liabilities ........................        1,112,943          1,160,524          11,462
                                                    ------------       ------------    ------------
NET ASSETS ....................................     $ 87,986,016       $ 19,319,153    $  2,275,670
                                                    ============       ============    ============

NET ASSETS CONSIST OF:
   Par value (Note 5) .........................     $      5,699       $      1,875    $        243
   Paid-in capital in excess of par value .....       80,489,222         19,489,030       2,446,816
   Undistributed (overdistributed)
     net investmenet income ...................           77,822             19,151           6,773
   Accumulated net realized gain (loss)
     on investments sold ......................          355,754           (408,721)       (174,157)
   Net unrealized appreciation (depreciation)
     of investments ...........................        7,057,519            217,818          (4,005)
                                                    ------------       ------------    ------------
TOTAL NET ASSETS ..............................     $ 87,986,016       $ 19,319,153    $  2,275,670
                                                    ============       ============    ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING .....        5,699,038          1,875,185         243,005

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets / Shares Outstanding) ..........     $      15.44       $      10.30    $       9.36
                                                    ============       ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     32 - 33

     THE GALAXY VIP FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                                                  MONEY MARKET       EQUITY       GROWTH AND     SMALL COMPANY  COLUMBIA REAL ESTATE
                                                      FUND            FUND        INCOME FUND     GROWTH FUND      EQUITY FUND II
                                                  ------------    ------------    ------------    ------------      ------------

INVESTMENT INCOME:
   Interest (Note 2) ..........................   $    502,709    $     65,817    $      7,539    $      4,513     $       --
   Dividends (Note 2) .........................           --           421,522          83,015          10,100           24,492
   Less: foreign taxes withheld (Note 2) ......           --            (5,107)           (770)             (9)             (84)
                                                  ------------    ------------    ------------    ------------     ------------
      Total investment income .................        502,709         482,232          89,784          14,604           24,408
                                                  ------------    ------------    ------------    ------------     ------------

EXPENSES:
   Investment advisory fees (Note 3) ..........         39,437         391,132          45,658          18,110            3,958
   Administration fees (Note 3) ...............          8,380          44,328           5,175           2,053              449
   Custody fees ...............................          4,018           6,045           4,177           7,752            4,677
   Fund accounting fees (Note 3) ..............         16,515          19,896          14,268          18,431           13,047
   Professional fees ..........................          7,900          28,374           7,646           5,961            5,349
   Transfer agent fee (Note 3) ................          2,474           2,478           2,478           2,474            2,476
   Trustees' fees (Note 2) ....................            163           1,086             351              45               11
   Amoritization of organization costs (Note 2)           --              --             1,089           1,089            1,089
   Reports to shareholders ....................          3,522          22,774           2,444           1,045              203
   Miscellaneous ..............................            202           2,321             244              94               20
                                                  ------------    ------------    ------------    ------------     ------------
      Total expenses before
         reimbursement/waiver .................         82,611         518,434          83,530          57,054           31,279
      Less: reimbursement/waiver (Note 4)  ....        (26,983)           --              --           (18,382)         (22,299)
                                                  ------------    ------------    ------------    ------------     ------------
      Total expenses net of
         reimbursement/waiver .................         55,628         518,434          83,530          38,672            8,980
                                                  ------------    ------------    ------------    ------------     ------------
NET INVESTMENT INCOME (LOSS) ..................        447,081         (36,202)          6,254         (24,068)          15,428
                                                  ------------    ------------    ------------    ------------     ------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold           --          (118,171)        137,450         (67,217)          25,011
   Net change in unrealized
   appreciation (depreciation) of investments .           --       (14,844,221)       (333,239)        322,701           16,227
                                                  ------------    ------------    ------------    ------------     ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS ....................           --       (14,962,392)       (195,789)        255,484           41,238
                                                  ------------    ------------    ------------    ------------     ------------

NET INCREASE (DECREASE)  IN NET ASSETS
RESULTING FROM OPERATIONS .....................   $    447,081    $(14,998,594)   $   (189,535)   $    231,416     $     56,666
                                                  ============    ============    ============    ============     ============


                                                   ASSET ALLOCATION   HIGH QUALITY    COLUMBIA HIGH
                                                         FUND           BOND FUND     YIELD FUND II
                                                     ------------     ------------    ------------

INVESTMENT INCOME:
   Interest (Note 2) ..........................     $  1,439,527      $    720,509    $     93,573
   Dividends (Note 2) .........................          140,514              --             1,132
   Less: foreign taxes withheld (Note 2) ......             --                --              --
                                                    ------------      ------------    ------------
      Total investment income .................        1,580,041           720,509          94,705
                                                    ------------      ------------    ------------

EXPENSES:
   Investment advisory fees (Note 3) ..........          352,284            60,964           6,629
   Administration fees (Note 3) ...............           39,925             9,422             939
   Custody fees ...............................           10,124             6,914           3,529
   Fund accounting fees (Note 3) ..............           26,968            20,709          15,172
   Professional fees ..........................           24,440             9,549           6,243
   Transfer agent fee (Note 3) ................            2,476             2,478           2,474
   Trustees' fees (Note 2) ....................              794               295              21
   Amoritization of organization costs (Note 2)             --                --             1,089
   Reports to shareholders ....................           18,900             3,843             409
   Miscellaneous ..............................            1,958               443              38
                                                    ------------      ------------    ------------
      Total expenses before
         reimbursement/waiver .................          477,869           114,617          36,543
      Less: reimbursement/waiver (Note 4)  ....             --             (23,537)        (18,850)
                                                    ------------      ------------    ------------
      Total expenses net of
         reimbursement/waiver .................          477,869            91,080          17,693
                                                    ------------      ------------    ------------
NET INVESTMENT INCOME (LOSS) ..................        1,102,172           629,429          77,012
                                                    ------------      ------------    ------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold          397,891           266,907         (80,535)
   Net change in unrealized
   appreciation (depreciation) of investments .       (6,641,959)         (325,871)         82,715
                                                    ------------      ------------    ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS ....................       (6,244,068)          (58,964)          2,180
                                                    ------------      ------------    ------------

NET INCREASE (DECREASE)  IN NET ASSETS
RESULTING FROM OPERATIONS .....................     $ (5,141,896)     $    570,465    $     79,192
                                                    ============      ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      34-35

     THE GALAXY VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS



                                                                MONEY MARKET FUND                EQUITY FUND
                                                          ----------------------------  ----------------------------
                                                            SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                                          ENDED JUNE 30,      ENDED     ENDED JUNE 30,      ENDED
                                                               2001       DECEMBER 31,       2001       DECEMBER 31,
                                                            (UNAUDITED)       2000        (UNAUDITED)       2000
                                                          --------------  ------------  --------------  ------------

NET ASSETS AT BEGINNING OF PERIOD .....................     $18,091,614   $ 21,817,005   $120,711,783   $119,798,886
                                                            -----------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss) .......................         447,081      1,050,120        (36,202)      (137,995)
   Net realized gain (loss) on investments sold .......            --               49       (118,171)     9,747,395
   Net change in unrealized appreciation (depreciation)
      of investments ..................................            --             --      (14,844,221)   (11,880,187)
                                                            -----------   ------------   ------------   ------------
      Net increase (decrease) in net assets
         resulting from operations ....................         447,081      1,050,169    (14,998,594)    (2,270,787)
                                                            -----------   ------------   ------------   ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ..............................        (452,821)    (1,048,252)          --             --
   In excess of net investment income .................            --             --             --             --
   Net realized gain on investments ...................            --             --       (1,098,486)   (11,291,410)
   In excess of net realized gain on investments ......            --             --             --             --
                                                            -----------   ------------   ------------   ------------
      Total Dividends .................................        (452,821)    (1,048,252)    (1,098,486)   (11,291,410)
                                                            -----------   ------------   ------------   ------------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares ...................       9,800,490      8,956,448        745,995     10,920,158
   Issued to shareholders in reinvestment
      of dividends ....................................         451,903      1,149,407      1,098,486     11,298,878
   Cost of shares repurchased .........................      (7,788,188)   (13,833,163)   (15,545,850)    (7,743,942)
                                                            -----------   ------------   ------------   ------------
      Net increase (decrease) from share transactions .       2,464,205     (3,727,308)   (13,701,369)    14,475,094
                                                            -----------   ------------   ------------   ------------
      Net increase (decrease) in net assets ...........       2,458,465     (3,725,391)   (29,798,449)       912,897
                                                            -----------   ------------   ------------   ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........     $20,550,079   $ 18,091,614   $ 90,913,334   $120,711,783
                                                            ===========   ============   ============   ============

(A) Undistributed (overdistributed)
      net investment income ...........................     $    (3,609)  $      2,131   $    (37,874)  $     (1,672)
                                                            ===========   ============   ============   ============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold ...............................................       9,800,490      8,956,448         40,807        483,997
   Issued to shareholders in reinvestment
      of dividends ....................................         451,903      1,149,407         63,533        557,778
   Repurchased ........................................      (7,788,188)   (13,833,163)      (856,432)      (343,228)
                                                            -----------   ------------   ------------   ------------
      Net increase (decrease) in shares outstanding ...       2,464,205     (3,727,308)      (752,092)       698,547
                                                            ===========   ============   ============   ============


                                                                                               SMALL COMPANY
                                                            GROWTH AND INCOME FUND              GROWTH FUND
                                                          ----------------------------  ----------------------------
                                                            SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                                          ENDED JUNE 30,      ENDED     ENDED JUNE 30,      ENDED
                                                               2001       DECEMBER 31,       2001       DECEMBER 31,
                                                            (UNAUDITED)       2000        (UNAUDITED)       2000
                                                          --------------  ------------  --------------  ------------

NET ASSETS AT BEGINNING OF PERIOD .....................    $12,955,291    $12,423,805     $4,916,296     $2,304,909
                                                           -----------    -----------     ----------     ----------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss) .......................          6,254         29,739        (24,068)       (43,958)
   Net realized gain (loss) on investments sold .......        137,450        313,271        (67,217)        84,129
   Net change in unrealized appreciation (depreciation)
      of investments ..................................       (333,239)       339,502        322,701       (775,144)
                                                           -----------    -----------     ----------     ----------
      Net increase (decrease) in net assets
         resulting from operations ....................       (189,535)       682,512        231,416       (734,973)
                                                           -----------    -----------     ----------     ----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ..............................        (15,921)       (28,629)          --             --
   In excess of net investment income .................           --             --             --             --
   Net realized gain on investments ...................           --         (199,179)          --         (271,124)
   In excess of net realized gain on investments ......           --             --             --         (215,825)
                                                           -----------    -----------     ----------     ----------
      Total Dividends .................................        (15,921)      (227,808)          --         (486,949)
                                                           -----------    -----------     ----------     ----------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares ...................        323,959      1,718,346        463,787      3,726,212
   Issued to shareholders in reinvestment
      of dividends ....................................         15,921        228,827           --          486,949
   Cost of shares repurchased .........................     (1,324,866)    (1,870,391)      (593,793)      (379,852)
                                                           -----------    -----------     ----------     ----------
      Net increase (decrease) from share transactions .       (984,986)        76,782       (130,006)     3,833,309
                                                           -----------    -----------     ----------     ----------
      Net increase (decrease) in net assets ...........     (1,190,442)       531,486        101,410      2,611,387
                                                           -----------    -----------     ----------     ----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........    $11,764,849    $12,955,291     $5,017,706     $4,916,296
                                                           ===========    ===========     ==========     ==========

(A) Undistributed (overdistributed)
      net investment income ...........................    $    (6,536)   $     3,131     $  (24,100)    $      (32)
                                                           ===========    ===========     ==========     ==========

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold ...............................................         29,067        155,372         39,533        247,578
   Issued to shareholders in reinvestment
      of dividends ....................................          1,432         21,162           --           40,129
   Repurchased ........................................       (120,486)      (169,997)       (51,724)       (27,959)
                                                           -----------    -----------     ----------     ----------
      Net increase (decrease) in shares outstanding ...        (89,987)         6,537        (12,191)       259,748
                                                           ===========    ===========     ==========     ==========


                                                               COLUMBIA REAL ESTATE            ASSET ALLOCATION
                                                                  EQUITY FUND II                      FUND
                                                           ----------------------------  ----------------------------
                                                             SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                                           ENDED JUNE 30,      ENDED     ENDED JUNE 30,      ENDED
                                                                2001       DECEMBER 31,       2001       DECEMBER 31,
                                                             (UNAUDITED)       2000        (UNAUDITED)       2000
                                                           --------------  ------------  --------------  ------------

NET ASSETS AT BEGINNING OF PERIOD .....................      $1,092,203    $   982,905    $101,678,917   $106,869,048
                                                             ----------    -----------    ------------   ------------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss) .......................          15,428         45,457       1,102,172      2,491,520
   Net realized gain (loss) on investments sold .......          25,011        (25,156)        397,891      2,959,783
   Net change in unrealized appreciation (depreciation)
      of investments ..................................          16,227        242,798      (6,641,959)    (2,952,801)
                                                             ----------    -----------    ------------   ------------
      Net increase (decrease) in net assets
         resulting from operations ....................          56,666        263,099      (5,141,896)     2,498,502
                                                             ----------    -----------    ------------   ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ..............................         (12,489)       (43,346)     (1,022,848)    (2,497,719)
   In excess of net investment income .................            --             (705)           --          (12,427)
   Net realized gain on investments ...................            --             --        (720,864)      (1,939,729)
   In excess of net realized gain on investments ......            --             --              --             --
                                                             ----------    -----------    ------------   ------------
      Total Dividends .................................         (12,489)       (44,051)     (1,743,712)    (4,449,875)
                                                             ----------    -----------    ------------   ------------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares ...................          67,299        185,911       1,065,767      5,066,384
   Issued to shareholders in reinvestment
      of dividends ....................................          12,489         44,051       1,743,711      4,451,479
   Cost of shares repurchased .........................         (80,996)      (339,712)     (9,616,771)   (12,756,621)
                                                             ----------    -----------    ------------   ------------
      Net increase (decrease) from share transactions .          (1,208)      (109,750)     (6,807,293)    (3,238,758)
                                                             ----------    -----------    ------------   ------------
      Net increase (decrease) in net assets ...........          42,969        109,298     (13,692,901)    (5,190,131)
                                                             ----------    -----------    ------------   ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........      $1,135,172    $ 1,092,203    $ 87,986,016   $101,678,917
                                                             ==========    ===========    ============   ============

(A) Undistributed (overdistributed)
      net investment income ...........................      $    2,926    $       (13)   $     77,822   $     (1,502)
                                                             ==========    ===========    ============   ============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold ...............................................           6,730         20,181          66,088        292,254
   Issued to shareholders in reinvestment
      of dividends ....................................           1,261          5,101         111,747        262,607
   Repurchased ........................................          (8,439)       (37,261)       (604,093)      (732,563)
                                                             ----------    -----------    ------------   ------------
      Net increase (decrease) in shares outstanding ...            (448)       (11,979)       (426,258)      (177,702)
                                                             ==========    ===========    ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      36-37

     THE GALAXY VIP FUND

                                                                             HIGH QUALITY                     COLUMBIA HIGH
                                                                               BOND FUND                      YIELD FUND II
                                                                    -----------------------------    -----------------------------
                                                                      SIX MONTHS        YEAR           SIX MONTHS        YEAR
                                                                    ENDED JUNE 30,      ENDED        ENDED JUNE 30,      ENDED
                                                                         2001       DECEMBER 31,          2001       DECEMBER 31,
                                                                      (UNAUDITED)       2000           (UNAUDITED)       2000
                                                                    --------------  -------------    --------------  -------------

NET ASSETS AT BEGINNING OF PERIOD...............................     $  23,107,642  $  22,752,655    $    2,187,698  $   2,402,558
                                                                     -------------  -------------    --------------  -------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income........................................           629,429      1,344,050            77,012        169,078
   Net realized gain (loss) on investments sold.................           266,907       (309,455)          (80,535)       (51,558)
   Net change in unrealized appreciation
      (depreciation) of investments ............................          (325,871)     1,701,609            82,715        (34,565)
                                                                     -------------  -------------    --------------  -------------
      Net increase in net assets resulting from operations......           570,465      2,736,204            79,192         82,955
                                                                     -------------  -------------    --------------  -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income........................................          (629,429)    (1,344,050)          (77,012)      (169,078)
   Net realized gain on investments.............................                --             --                --             --
                                                                     -------------  -------------    --------------  -------------
      Total Dividends...........................................          (629,429)    (1,344,050)          (77,012)      (169,078)
                                                                     -------------  -------------    --------------  -------------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares.............................         1,321,805      1,349,677           321,324        174,052
   Issued to shareholders in reinvestment of dividends..........           629,428      1,458,239            77,012        185,153
   Cost of shares repurchased...................................        (5,680,758)    (3,845,083)         (312,544)      (487,942)
                                                                     -------------  -------------    --------------  -------------
      Net increase (decrease) from share transactions...........        (3,729,525)    (1,037,167)           85,792       (128,737)
                                                                     -------------  -------------    --------------  -------------
      Net increase (decrease) in net assets.....................        (3,788,489)       354,987            87,972       (214,860)
                                                                     -------------  -------------    --------------  -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..................     $  19,319,153  $  23,107,642    $    2,275,670  $   2,187,698
                                                                     =============  =============    ==============  =============

(A) Undistributed net investment income.........................     $      19,151  $      19,151    $        6,773  $       6,773
                                                                     =============  =============    ==============  =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold.........................................................           137,350        135,998            33,525         18,311
   Issued to shareholders in reinvestment of dividends..........            50,364        147,027             8,036         19,641
   Repurchased..................................................          (549,069)      (389,292)          (32,561)       (51,585)
                                                                     -------------  -------------    --------------  -------------
      Net increase (decrease) in shares outstanding.............          (361,355)      (106,267)            9,000        (13,633)
                                                                     =============  =============    ==============  =============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       38

     MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                          SIX MONTHS ENDED
                                            JUNE 30, 2001              YEARS ENDED DECEMBER 31,
                                                            -----------------------------------------------
                                             (UNAUDITED)      2000     1999      1998      1997      1996
                                          ----------------  -------   -------   -------   -------   -------

Net Asset Value, Beginning of Period .....      $  1.00     $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                -------     -------   -------   -------   -------   -------
Income from Investment Operations:
   Net investment income (A) .............         0.02        0.06      0.05      0.05      0.05      0.05
                                                -------     -------   -------   -------   -------   -------
      Total from Investment Operations ...         0.02        0.06      0.05      0.05      0.05      0.05
                                                -------     -------   -------   -------   -------   -------

Less Dividends:
   Dividends from net investment income ..        (0.02)      (0.06)    (0.05)    (0.05)    (0.05)    (0.05)
                                                -------     -------   -------   -------   -------   -------
      Total Dividends ....................        (0.02)      (0.06)    (0.05)    (0.05)    (0.05)    (0.05)
                                                -------     -------   -------   -------   -------   -------

Net increase (decrease) in net asset value           --          --        --        --        --        --
                                                -------     -------   -------   -------   -------   -------
Net Asset Value, End of Period ...........      $  1.00     $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                =======     =======   =======   =======   =======   =======

Total Return .............................         2.31%**     6.13%     4.86%     5.16%     4.99%     4.91%

Ratios/Supplemental Data:
Net Assets, End of Period (000s) .........      $20,550     $18,092   $21,817   $16,821   $15,330   $16,295
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ...............         4.53%*      5.97%     4.78%     4.95%     4.88%     4.80%
   Operating expenses including
      reimbursement/waiver ...............         0.56%*      0.43%     0.41%     0.55%     0.67%     0.60%
   Operating expenses excluding
      reimbursement/waiver ...............         0.84%*      0.85%     0.82%     0.98%     1.12%     1.02%

----------------------------------------
*      Annualized
**     Not Annualized
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2001 (unaudited) and the years ended December 31, 2000, 1999, 1998, 1997 and 1996 was $0.02, $0.05, $0.04, $0.05, $0.05 and $0.05,
       respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       39

     EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                          SIX MONTHS ENDED
                                            JUNE 30, 2001              YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------------------
                                             (UNAUDITED)       2000        1999       1998      1997      1996
                                          ----------------   --------    --------    -------   -------   -------

Net Asset Value, Beginning of Period .....     $ 19.81       $  22.21    $  19.20    $ 19.68   $ 15.58   $ 12.99
                                               -------       --------    --------    -------   -------   -------
Income from Investment Operations:
   Net investment income (loss) (A) ......       (0.01)         (0.02)      (0.02)      0.13      0.21      0.19
   Net realized and unrealized
      gain (loss) on investments .........       (2.57)         (0.37)       5.05       4.25      4.10      2.59
                                               -------       --------    --------    -------   -------   -------
      Total from Investment Operations ...       (2.58)         (0.39)       5.03       4.38      4.31      2.78
                                               -------       --------    --------    -------   -------   -------

Less Dividends:
   Dividends from net investment income ..          --             --          --      (0.13)    (0.21)    (0.19)
   Dividends from net realized
      capital gains ......................       (0.21)         (2.01)      (2.02)     (4.73)       --        --
                                               -------       --------    --------    -------   -------   -------
      Total Dividends ....................       (0.21)         (2.01)      (2.02)     (4.86)    (0.21)    (0.19)
                                               -------       --------    --------    -------   -------   -------

Net increase (decrease) in net asset value       (2.79)         (2.40)       3.01      (0.48)     4.10      2.59
                                               -------       --------    --------    -------   -------   -------
Net Asset Value, End of Period ...........     $ 17.02       $  19.81    $  22.21    $ 19.20   $ 19.68   $ 15.58
                                               =======       ========    ========    =======   =======   =======

Total Return .............................      (13.06)%**      (1.82)%     27.18%     23.52%    27.74%    21.49%

Ratios/Supplemental Data:
Net Assets, End of Period (000s) .........     $90,913       $120,712    $119,799    $92,620   $69,863   $46,242
Ratios to average net assets:
   Net investment income (loss) including
      reimbursement/waiver ...............       (0.07)%*       (0.11)%     (0.11)%     0.61%     1.20%     1.34%
   Operating expenses including
      reimbursement/waiver ...............        0.99%*         0.98%       0.96%      1.05%     1.08%     1.10%
   Operating expenses excluding
      reimbursement/waiver ...............        0.99%*         0.98%       0.96%      1.05%     1.08%     1.10%
Portfolio Turnover Rate ..................          24%**          54%         60%        75%        1%        8%

---------------------------------------
*      Annualized
**     Not Annualized
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2001 (unaudited) and the years ended December 31, 2000, 1999, 1998, 1997 and 1996 was $(0.01), $(0.02), $(0.02), $0.13, $0.21 and
       $0.19, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       40

     GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                               SIX MONTHS ENDED                            PERIOD ENDED
                                                                 JUNE 30, 2001  YEARS ENDED DECEMBER 31,   DECEMBER 31,
                                                                                ------------------------
                                                                  (UNAUDITED)      2000         1999         1998(1)
                                                               ----------------   -------      -------     ------------

Net Asset Value, Beginning of Period........................       $ 11.27        $ 10.87      $ 10.34        $  10.00
                                                                   -------        -------      -------        --------
Income from Investment Operations:
   Net investment income (A)................................          0.01           0.02         0.05            0.05
   Net realized and unrealized gain (loss) on investments...         (0.16)          0.58         0.68            0.34
                                                                   -------        -------      -------        --------
      Total from Investment Operations......................         (0.15)          0.60         0.73            0.39
                                                                   -------        -------      -------        --------

Less Dividends:
   Dividends from net investment income.....................         (0.02)         (0.02)       (0.05)          (0.05)
   Dividends in excess of net investment income.............            --             --           --(2)           --(2)
   Dividends from net realized capital gains................            --          (0.18)       (0.07)             --
   Dividends in excess of net realized capital gains........            --             --        (0.08)             --
                                                                   -------        -------      -------        --------
      Total Dividends.......................................         (0.02)         (0.20)       (0.20)          (0.05)
                                                                   -------        -------      -------        --------

Net increase (decrease) in net asset value..................         (0.17)          0.40         0.53            0.34
                                                                   -------        -------      -------        --------
Net Asset Value, End of Period..............................       $ 11.10        $ 11.27      $ 10.87          $10.34
                                                                   =======        =======      =======          ======

Total Return ...............................................         (1.29)%**       5.57%        7.10%           3.72%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s)............................       $11,765        $12,955      $12,424          $7,637
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver..................................          0.10%*         0.23%        0.42%           0.69%*
   Operating expenses including
      reimbursement/waiver..................................          1.37%*         1.38%        1.49%           1.50%*
   Operating expenses excluding
      reimbursement/waiver..................................          1.37%*         1.38%        1.49%           2.58%*
Portfolio Turnover Rate.....................................             6%**          16%          17%             30%**

------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 4, 1998.
(2)    Amount is less than $0.005 per share.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2001 (unaudited), the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 was $0.01, $0.02, $0.05 and $(0.03), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       41

     SMALL COMPANY GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                               SIX MONTHS ENDED                                PERIOD ENDED
                                                                 JUNE 30, 2001    YEARS ENDED DECEMBER 31,     DECEMBER 31,
                                                                               -----------------------------
                                                                  (UNAUDITED)       2000           1999           1998(1)
                                                                -------------   -------------  -------------  -------------

Net Asset Value, Beginning of Period........................        $11.68         $14.29       $ 8.92          $10.00
                                                                    ------         ------       ------          ------
Income from Investment Operations:
   Net investment loss (A)..................................         (0.06)         (0.10)       (0.11)          (0.02)
   Net realized and unrealized gain (loss) on investments...          0.65          (1.17)        6.07           (1.05)
                                                                    ------         ------       ------          ------
      Total from Investment Operations......................          0.59          (1.27)        5.96           (1.07)
                                                                    ------         ------       ------          ------

Less Dividends:
   Dividends in excess of net investment income.............            --             --           --           (0.01)
   Dividends from net realized capital gains................            --          (0.75)       (0.59)             --
   Dividends in excess of net realized capital gains........            --          (0.59)          --              --
                                                                    ------         ------       ------          ------
      Total Dividends.......................................            --          (1.34)       (0.59)          (0.01)
                                                                    ------         ------       ------          ------

Net increase (decrease) in net asset value..................          0.59          (2.61)        5.37           (1.08)
                                                                    ------         ------       ------          ------
Net Asset Value, End of Period..............................        $12.27         $11.68       $14.29          $ 8.92
                                                                    ======         ======       ======          ======

Total Return ...............................................          5.22%**       (9.09)%      67.49%         (10.68)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s)............................        $5,018         $4,916       $2,305          $1,143
Ratios to average net assets:
   Net investment loss including
      reimbursement/waiver..................................         (1.00)%*       (0.99)%      (1.14)%         (0.65)%*
   Operating expenses including
      reimbursement/waiver..................................          1.60%*         1.60%        1.60%           1.60%*
   Operating expenses excluding
      reimbursement/waiver..................................          2.36%*         3.14%        5.97%          12.86%*
Portfolio Turnover Rate.....................................            23%**          98%         134%             87%**

------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on April 17, 1998.
(A) Net investment loss per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2001 (unaudited), the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 was $(0.10), $(0.26), (0.54) and $(0.36),
       respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       42

     COLUMBIA REAL ESTATE EQUITY FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                               SIX MONTHS ENDED                                PERIOD ENDED
                                                                 JUNE 30, 2001    YEARS ENDED DECEMBER 31,     DECEMBER 31,
                                                                               -----------------------------
                                                                  (UNAUDITED)       2000           1999           1998(1)
                                                                -------------   -------------  -------------  -------------

Net Asset Value, Beginning of Period........................        $ 9.96         $ 8.08       $ 8.78          $10.00
                                                                    ------         ------       ------          ------
Income from Investment Operations:
   Net investment income (A)................................          0.15           0.41         0.38            0.28
   Net realized and unrealized gain (loss) on investments...          0.40           1.86        (0.74)          (1.24)
                                                                    ------         ------       ------          ------
      Total from Investment Operations......................          0.55           2.27        (0.36)          (0.96)
                                                                    ------         ------       ------          ------

Less Dividends:
   Dividends from net investment income.....................         (0.12)         (0.38)       (0.34)          (0.26)
   Dividends in excess from net investment income...........            --          (0.01)          --              --
                                                                    ------         ------       ------          ------
      Total Dividends.......................................         (0.12)         (0.39)       (0.34)          (0.26)
                                                                    ------         ------       ------          ------

Net increase (decrease) in net asset value..................          0.43           1.88        (0.70)          (1.22)
                                                                    ------         ------       ------          ------
Net Asset Value, End of Period..............................        $10.39         $ 9.96       $ 8.08          $ 8.78
                                                                    ======         ======       ======          ======

Total Return ...............................................          5.65%**       28.57%       (4.13)%         (9.57)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s)............................        $1,135         $1,092       $  983          $  784
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver..................................          2.92%*         4.39%        4.84%           4.62%*
   Operating expenses including
      reimbursement/waiver..................................          1.70%*         1.70%        1.70%           1.70%*
   Operating expenses excluding
      reimbursement/waiver..................................          5.93%*         5.76%        5.91%          10.49%*
Portfolio Turnover Rate.....................................            33%**          41%          33%              3%**

-----------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2001 (unaudited), the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 was $(0.06), $0.03, $0.05 and $(0.26), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       43

     ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                          SIX MONTHS ENDED
                                            JUNE 30, 2001              YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------------------
                                             (UNAUDITED)       2000        1999       1998      1997      1996
                                          ----------------   --------    --------    -------   -------   -------

Net Asset Value, Beginning of Period           $ 16.60       $  16.96    $  16.37    $ 14.54   $ 13.37    $12.38
                                               -------       --------    --------    -------   -------    ------
Income from Investment Operations:
   Net investment income (A)..............        0.19           0.41        0.40       0.33      0.40      0.30
   Net realized and unrealized
      gain (loss) on investments..........       (1.04)         (0.04)       0.74       2.17      2.11      1.53
                                               -------       --------    --------    -------   -------    ------
      Total from Investment Operations           (0.85)          0.37        1.14       2.50      2.51      1.83
                                               -------       --------    --------    -------   -------    ------

Less Dividends:
   Dividends from net
      investment income...................       (0.18)         (0.41)      (0.40)     (0.39)    (0.40)    (0.30)
   Dividends in excess of net
      investment income...................          --             --(1)       --(1)      --(1)     --        --
   Dividends from net realized
      capital gains.......................       (0.13)         (0.32)      (0.14)     (0.22)    (0.94)    (0.54)
   Dividends in excess of net realized
      capital gains.......................          --             --       (0.01)     (0.06)       --        --
                                               -------       --------    --------    -------   -------    ------
      Total Dividends.....................       (0.31)         (0.73)      (0.55)     (0.67)    (1.34)    (0.84)
                                               -------       --------    --------    -------   -------    ------

Net increase (decrease) in net asset value       (1.16)         (0.36)       0.59       1.83      1.17      0.99
                                               -------       --------    --------    -------   -------    ------
Net Asset Value, End of Period............     $ 15.44       $  16.60    $  16.96    $ 16.37   $ 14.54   $ 13.37
                                               =======       ========    ========    =======   =======   =======

Total Return .............................       (5.17)%**       2.17%       7.06%     17.51%    19.03%    14.64%

Ratios/Supplemental Data:
Net Assets, End of Period (000s)..........     $87,986       $101,679    $106,869    $78,586   $42,535   $24,114
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver................        2.35%*         2.33%       2.45%      2.69%     2.90%     2.31%
   Operating expenses including
      reimbursement/waiver................        1.02%*         1.01%       1.02%      1.07%     1.19%     1.33%
   Operating expenses excluding
      reimbursement/waiver................        1.02%*         1.01%       1.02%      1.07%     1.25%     1.33%
Portfolio Turnover Rate...................          28%**          57%        111%        88%       74%       45%

-----------------------------
*      Annualized
**     Not Annualized
(1)    Amount is less than $0.005.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2001 (unaudited) and the years ended December 31, 2000, 1999, 1998, 1997 and 1996 was $0.19, $0.41, $0.40, $0.33, $0.39 and $0.30,
       respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       44

     HIGH QUALITY BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                          SIX MONTHS ENDED
                                            JUNE 30, 2001              YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------------------
                                             (UNAUDITED)       2000        1999       1998      1997      1996
                                          ----------------   --------    --------    -------   -------   -------

Net Asset Value, Beginning of Period           $ 10.33        $  9.71     $ 10.70    $ 10.31   $  9.99   $ 10.37
                                               -------        -------     -------    -------   -------   -------
Income from Investment Operations:
   Net investment income (A)........              0.29           0.59        0.58       0.58      0.58      0.58
   Net realized and unrealized
      gain (loss) on investments....             (0.03)          0.62       (0.98)      0.39      0.32     (0.38)
                                               -------        -------     -------    -------   -------   -------
      Total from Investment Operations            0.26           1.21       (0.40)      0.97      0.90      0.20
                                               -------        -------     -------    -------   -------   -------
Less Dividends:
   Dividends from net
      investment income.............             (0.29)         (0.59)      (0.58)     (0.58)    (0.58)    (0.58)
   Dividends from net realized
      capital gains.................                --             --       (0.01)        --        --        --
                                               -------        -------     -------    -------   -------   -------
      Total Dividends...............             (0.29)         (0.59)      (0.59)     (0.58)    (0.58)    (0.58)
                                               -------        -------     -------    -------   -------   -------
Net increase (decrease) in net asset value       (0.03)          0.62       (0.99)      0.39      0.32     (0.38)
                                               -------        -------     -------    -------   -------   -------
Net Asset Value, End of Period......           $ 10.30        $ 10.33     $  9.71    $ 10.70   $ 10.31   $  9.99
                                               =======        =======     =======    =======   =======   =======

Total Return .......................              2.55%**       12.88%      (3.78)%     9.70%     9.36%     1.57%

Ratios/Supplemental Data:
Net Assets, End of Period (000s)....           $19,319        $23,108     $22,753    $23,289   $14,457   $11,814
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver..........              5.68%*         5.96%       5.69%      5.55%     5.82%     5.78%
   Operating expenses including
      reimbursement/waiver..........              0.82%*         0.71%       0.64%      0.54%     0.77%     0.72%
   Operating expenses excluding
      reimbursement/waiver..........              1.03%*         0.99%       1.03%      1.10%     1.44%     1.38%
Portfolio Turnover Rate.............                71%**          83%        197%       194%      160%      132%

---------------------------------
*      Annualized
**     Not Annualized
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2001 (unaudited) and the years ended December 31, 2000, 1999, 1998, 1997 and 1996 was $0.29, $0.55, $0.54, $0.52, $0.51 and $0.51,
       respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45

     COLUMBIA HIGH YIELD FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                               SIX MONTHS ENDED                                PERIOD ENDED
                                                                 JUNE 30, 2001    YEARS ENDED DECEMBER 31,     DECEMBER 31,
                                                                               -----------------------------
                                                                  (UNAUDITED)       2000           1999           1998(1)
                                                                -------------   -------------  -------------  -------------

Net Asset Value, Beginning of Period........................        $ 9.35         $ 9.70         $10.36        $10.00
                                                                    ------         ------         ------        ------
Income from Investment Operations:
   Net investment income (A)................................          0.33           0.69           0.70          0.49
   Net realized and unrealized gain (loss) on investments...          0.01          (0.35)         (0.65)         0.45
                                                                    ------         ------         ------        ------
      Total from Investment Operations......................          0.34           0.34           0.05          0.94
                                                                    ------         ------         ------        ------
Less Dividends:
   Dividends from net investment income.....................         (0.33)         (0.69)         (0.70)        (0.49)
   Dividends from net realized capital gains................            --             --          (0.01)        (0.09)
                                                                    ------         ------         ------        ------
      Total Dividends.......................................         (0.33)         (0.69)         (0.71)        (0.58)
                                                                    ------         ------         ------        ------
Net increase (decrease) in net asset value..................          0.01          (0.35)         (0.66)         0.36
                                                                    ------         ------         ------        ------
Net Asset Value, End of Period..............................        $ 9.36         $ 9.35         $ 9.70        $10.36
                                                                    ======         ======         ======        ======
Total Return ...............................................          3.62%**        3.66%          0.56%         9.61%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s)............................        $2,276         $2,188         $2,403        $2,454
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver..................................          6.97%*         7.29%          7.00%         6.18%*
   Operating expenses including
      reimbursement/waiver..................................          1.60%*         1.60%          1.60%         1.60%*
   Operating expenses excluding
      reimbursement/waiver..................................          3.31%*         3.18%          2.89%         4.25%*
Portfolio Turnover Rate.....................................            14%**          46%            35%           89%**

---------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2001 (unaudited), the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 was $0.25, $0.54, $0.57 and $0.28, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       46

     NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

    The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end, management investment company, for the purpose of providing a vehicle for the investment of assets of various insurance company separate accounts established to fund variable annuity contracts and variable life insurance policies. The accompanying financial statements and financial highlights are those of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II (individually a "Fund,"collectively, the "Funds"), the eight managed investment portfolios offered by the Trust as of the date of this report.

2. SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

    PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sales price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    INCOME RECOGNITION: In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide, which is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, will require investment companies to amortize premiums and discounts on fixed income securities. The Trust currently does not amortize premiums on fixed income securities. Accordingly, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Trust has not completed its analysis of the impact of this accounting change.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market Fund, High Quality Bond Fund and Columbia High Yield Fund II, and declared and paid quarterly with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, and Asset Allocation Fund. Net realized capital gains, if any, are distributed at least annually.

    Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian or a sub-custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible

NOTES TO FINANCIAL STATEMENTS


    delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

    FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded.

    EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

    ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER
   RELATED PARTY TRANSACTIONS

    The Trust has entered into separate investment advisory agreements with Fleet Investment Advisors Inc. ("FIA") and Columbia Management Co. ("Columbia"). FIA and Columbia (the "Investment Advisors") are indirect wholly-owned subsidiaries of FleetBoston Financial Corporation. Under the terms of its agreement with the Trust, FIA provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Money Market Fund, 0.75% for the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds and 0.55% for the High Quality Bond Fund. The Trust has been advised by FIA that, effective August 1, 2001, it intends to waive advisory fees payable by certain Funds for which it serves as Investment Advisor so that advisory fees payable by such Funds would be as follows: (i) with respect to the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds, 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion, and (ii) with respect to the High Quality Bond Fund, 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion. Under the terms of its agreement with the Trust, Columbia provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets:
0.75% for the Columbia Real Estate Equity Fund II and 0.60% for the Columbia High Yield Fund II (see Note 4).

    The Trust and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), are parties to an administration agreement under which PFPC Inc. (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. In addition, PFPC Inc. also provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, PFPC Inc. compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services. Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of the former PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of the former PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed its name to PFPC Inc.

NOTES TO FINANCIAL STATEMENTS


    PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Inc., and an indirect wholly-owned subsidiary of PNC Financial Services Group, acts as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, the Distributor acquired all of the outstanding shares of PDI, and PDI was subsequently merged into the Distributor.

    Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. Effective September 8, 2000, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings.

    For the period May 28, 1999 until September 7, 2000, each Trustee was entitled to receive for services as a trustee of the Trust, Galaxy and Galaxy II an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to May 28, 1999, each Trustee was entitled to receive for services as a Trustee of the Trust, Galaxy and Galaxy II an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and Galaxy II, based on their relative net assets.

    Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

    Expenses for the six months ended June 30, 2001 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

    Pursuant to procedures adopted by the Board of Trustees and in accordance with the 1940 Act, certain Funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., and Robertson Stephens, Inc., affiliates of the Funds' Investment Advisors. The commissions paid to Quick & Reilly Institutional Trading and Robertson Stephens, Inc. for the period January 1, 2001 through June 30, 2001 were as follows:

  FUND              COMMISSIONS
 ------           -------------
Equity              $   8,355
Growth and Income          45
Asset Allocation        8,059

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

    The Investment Advisors and Administrator may voluntarily waive all or a portion of the fees payable to them by the Funds. The Investment Advisors and Administrator may, at their discretion, revise or discontinue the voluntary fee waivers at any time.

    For the six months ended June 30, 2001, Fleet and the Administrator voluntarily waived advisory, fund accounting and custody fees as follows:

                         FEES WAIVED BY       FEES WAIVED BY
   FUND                       FLEET            ADMINISTRATOR
  -----                  --------------       --------------
Money Market              $     12,202       $    14,781
High Quality Bond                8,587            14,950

    The Investment Advisors may, from time to time, agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the six months ended June 30, 2001, the Investment Advisors agreed to reimburse the Small Company Growth Fund, the Columbia Real Estate Equity Fund II and the Columbia High Yield Fund II in the amounts of $18,382, $22,299 and $18,850, respectively.

5. SHARES OF BENEFICIAL INTEREST

    The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into ten classes of shares. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

NOTES TO FINANCIAL STATEMENTS


6. PURCHASES AND SALES OF SECURITIES

    The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2001 were as follows:

                                       PURCHASES              SALES
                                       ---------              -----
  FUND                           OTHER     GOVERNMENT      OTHER     GOVERNMENT
--------------------------------------------------------------------------------

Equity                        $23,237,554  $       --   $39,422,617  $        --
Growth and Income                 751,761          --     1,823,024           --
Small Company Growth            1,079,501          --     1,154,817           --
Columbia Real Estate Equity II    350,849          --       422,999           --
Asset Allocation               14,343,597  10,912,040    13,981,999   17,498,236
High Quality Bond               8,101,994   7,104,373     7,563,314   11,394,332
Columbia High Yield II            291,963          --       370,760           --

    The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a federal income tax basis, at June 30, 2001 for each Fund is as follows:

  FUND                         APPRECIATION   (DEPRECIATION)       NET           COST
-----------------------------------------------------------------------------------------
Money Market                   $        --      $       --     $        --    $20,592,891
Equity                          16,923,093      (6,107,034)     10,816,059     80,994,650
Growth and Income                1,967,922      (1,069,009)        898,913     10,879,914
Small Company Growth               879,280        (655,613)        223,667      4,703,650
Columbia Real Estate Equity II     146,314            (638)        145,676        982,318
Asset Allocation                13,673,364      (6,615,845)      7,057,519     80,678,190
High Quality Bond                  335,374        (117,556)        217,818     18,854,458
Columbia High Yield II              50,554         (54,559)         (4,005)     2,244,633

7. LINE OF CREDIT

    Each Fund (except the Money Market Fund) and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the Funds and the other participating funds at the end of each calendar quarter.

8. CAPITAL LOSS CARRYFORWARD

    At December 31, 2000, the Funds had capital loss carry-forwards as follows:

  FUND                           AMOUNT             EXPIRATION
-------                          ------             ----------
  Money Market              $        25                2002
                                     29                2003

  Columbia Real Estate
    Equity II                     1,400                2006
                                 34,400                2007
                                 23,717                2008

  High Quality Bond             300,153                2007
                                326,470                2008

  Columbia High Yield II         33,837                2007
                                 59,785                2008

                       This page left blank intentionally.

     GALAXY VIP FUND INFORMATION


[BEGIN SIDEBAR]

                                    TRUSTEES
                             AND EXECUTIVE OFFICERS
                              Dwight E. Vicks, Jr.
                              CHAIRMAN AND TRUSTEE

                                 John T. O'Neill
                              PRESIDENT, TREASURER
                                   AND TRUSTEE

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     TRUSTEE

                                Kenneth A. Froot
                                     TRUSTEE

                                Donald B. Miller
                                     TRUSTEE

                                  James M. Seed
                                     TRUSTEE

                               Bradford S. Wellman
                                EMERITUS TRUSTEE

                                William Greilich
                                 VICE PRESIDENT

                                    W. Bruce
                                 McConnel, Esq.
                                    SECRETARY

                               INVESTMENT ADVISORS
                                Fleet Investment
                                  Advisors Inc.
                               100 Federal Street
                                   Boston, MA
                                      02110

                             Columbia Management Co.
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1530
                                  Portland, OR
                                   97207-1350

                                   DISTRIBUTOR
                             PFPC Distributors, Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

                                  ADMINISTRATOR
                                    PFPC Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

                              INDEPENDENT AUDITORS
                                Ernst &Young LLP
                              200 Clarendon Street
                                Boston, MA 02116

                                  LEGAL COUNSEL
                            Drinker Biddle &Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                                Philadelphia, PA
                                   19103-6996
[END SIDEBAR]

This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund, which contains more information concerning investment policies, fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., COLUMBIA MANAGEMENT CO., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                   This report was printed on recycled paper.

[LOGO OMITTED - GALAXY FUNDS]

4400 COMPUTER DRIVE
P.O. BOX 5108
WESTBOROUGH, MA  01581-5108


-----------------
PRESORTED
STANDARD
POSTAGE PAID
PERMIT NO. 105
NORTH READING, MA
-----------------


(06/01) Date of first use: September 1, 2001


GVAVIP3SAR